                                EXHIBIT NO. 10.41

                            ASSET PURCHASE AGREEMENT

      THIS ASSET PURCHASE AGREEMENT (this "Agreement") is entered into as of the 10th day of December, 1999, by and between International Press and Shear Corporation ("IPSC"), a Georgia corporation, hereinafter referred to as the "Seller", and IPS Balers Inc., a Georgia corporation, as the "Buyer".

                                    RECITALS

      A. IPSC is engaged in the business of manufacturing and selling hydraulic baling presses at it location in Baxley, Georgia.

       B. IPSC is wholly owned by Waste Technology Corp., a Delaware corporation, 2400 Rio Grande Avenue, Jacksonville, Florida "WasteTech".

       C. Seller desires to sell and assign to Buyer substantially all the assets of IPSC used in and connected with the operation of its baler manufacturing business in Baxley (the "Business"), and Buyer desires to purchase such assets and to assume certain liabilities associated with such assets, pursuant to the terms, conditions, limitations and exclusions contained in this Agreement.

                                    AGREEMENT

      The Parties, intending to be legally bound, agree as follows:

1. DEFINITIONS. For purposes of this Agreement, the capitalized terms and or those in quotes shall have the meanings ascribed to them herein or the meaning generally recognized in the industry in which the Business is involved.

2. PURCHASE AND SALE OF THE ASSETS; CLOSING

      2.1 Agreement to Purchase and Sell. Subject to the terms and conditions of this Agreement, Seller hereby agrees to grant, sell, assign, transfer, convey and deliver (or cause to be granted, sold, assigned, transferred, conveyed and delivered) all right, title and interest in and to the Purchased Assets, free and clear of any Encumbrances or Security Interests except the Assumed Liabilities specifically assumed under Section 2.3 hereof, and Buyer hereby agrees to buy and acquire the Purchased Assets from Seller, and to assume the Assumed Liabilities upon the terms and conditions set forth in this Agreement.

      2.2 Purchased Assets. The "Purchased Assets" are all of the tangible and intangible assets of Seller used in the Business including but not limited to:

      (a) all rights under that certain Lease with option to purchase entered into between the Development Authority of Appling County, as Lessor/Seller and IPSC as Lessee/Purchaser dated April 1, 1996 (the "Lease"), demising the lands and rights thereto described in Exhibit A, together with all buildings located thereon and all fixtures thereto;

      (b) all machinery, equipment, furnishings, fixtures, appliances, and computer programs specifically including but not limited to the items listed on Exhibit B;

      (c) all inventory, parts, finished goods, work-in-process, and orders;

      (d) all rights, licenses, permits, contract rights, patent rights (subject to Section 11 hereof), warranty rights against suppliers, accounts receivable, and bank accounts;

      (e) the IPS name and logo, telephone and fax numbers, listings, and other rights; all of which shall be substantially the same as listed on IPSC's financial statements as of October 31, 1999;

      (f) all option or refusal rights with respect to lands adjoining the Exhibit A property.

      2.3 Agreement to Assume Certain Liabilities. At the Closing, Buyer shall assume and agree to discharge and perform only the following liabilities (the "Assumed Liabilities"):

      (a) EIP Note made by IPSC in favor of Appling County, Georgia in the original principal amount of $250,000, secured by machinery and equipment, with a current balance of approximately $140,000. A copy of said note is attached as Exhibit C.

      (b) Guaranty of Note dated April 5, 1996 made by the Development Authority of Appling County in favor of South Trust Bank of Florida, NA, in the original principal amount of $720,000, with a current balance of approximately. Copies of said note and guaranty are attached as Exhibit D.

      (c) Lessee's obligations under the Lease. Lease/Purchase payments are made directly to South Trust Bank to service the above referred to note.

      (c) Guaranty of Note made by AmeriSouth Recycling of Alabama Inc. in favor of SunTrust Bank, Southeast Georgia NA, in the original principal amount of $215,000, with a current balance of approximately $203,750. Copies of said note and guaranty are attached as Exhibit E.

      (d) Accounts payable of IPSC listed on the attached Exhibit F, except the $4250.00 payable to Collins Company for repair of lightning damage to the telephone system.

      (e) Customer deposits listed on the attached Exhibit G.

      (f) Liabilities and obligations that arise or are attributable solely to events occurring on or after the Closing Date, excluding any Excluded Liabilities.

       The assumption by Buyer of any Assumed Liabilities shall not be deemed to modify or amend Seller's representations and warranties contained herein or in any way impair Buyer's right to rely upon such representations and warranties or to obtain indemnification pursuant to Article 10 hereof for any breach of such representations and warranties.

       2.4 Personal Indemnity for Assumed Liabilities. Buyer's principals Sidney Wildes and Forrest H. Wildes shall personally indemnify Seller against any loss caused by Seller being called upon for payment of any of the Assumed Liabilities itemized as Section 2.3 (a) through (e).

       2.5 Excluded Liabilities. All claims against and liabilities and obligations of Seller not specifically assumed by Buyer pursuant to Section 2.3, including, without limitation, the following claims against and liabilities of Seller (the "Excluded Liabilities"), are excluded, and shall not be assumed or discharged by Buyer, and shall be discharged in full when due by Seller:

            (a) Any liability for Taxes arising prior to or as a result of the sale of the Purchased Assets under this Agreement.

            (b) Any liabilities for or related to indebtedness of Seller to banks, financial institutions, or other Persons, except Section 2.3 Assumed Liabilities.

            (c) Any liabilities of Seller for or with respect to any employees of Seller, including, without limitation, any liabilities pursuant to any compensation, collective bargaining, pension, retirement, severance, termination, or other benefit plan, agreement or arrangement.

            (d) Any customer deposits received by Seller not expressly assumed by Buyer pursuant to Section 2.3(e) above.

            (e) Any warranty claims on equipment manufactured by Seller or any other WasteTech subsidiary. Provided, however, Buyer will provide warranty service reasonably requested by Seller on equipment manufactured and sold by Seller prior to the Closing Date; provided further that all expenses related to the warranty service including parts, materials, labor, travel and related expenses are paid by Seller. Buyer shall not undertake any warranty service until directed in writing by Seller's CEO or his designated representative.

            (f) Any product liability claims relating to equipment manufactured by Seller prior to the Closing Date.

            (g) Any inter-company (between IPSC and WasteTech) expenses or loans accruing prior to the Closing Date.

            (h) Any other liabilities of Seller, whether absolute or contingent, that are attributable to or arise from facts, events, or conditions that occurred or came into existence prior to the Closing whether or not such liabilities are asserted or claimed prior to the Closing or thereafter; except any liability known to Buyer's principals Forrest H. Wildes and Sidney Wildes as officers of Seller and not disclosed to Seller's officers/employees at the parent WasteTech's Jacksonville office, which liabilities may not be discharged by Seller.

       2.6 Closing. The purchase and sale of the Purchased Assets (the "Closing") provided for in this Agreement will take place at the offices of Buyer or Buyer's attorneys or Buyer's lender on November 24, 1999; or such earlier or later time and place as the Parties may agree in writing. The effective time of the Closing shall be 12:01 a.m., Eastern Standard Time, on the Closing Date.

      2.7 Purchase Price. In consideration for the Purchased Assets, Buyer shall assume the Assumed Liabilities, and pay the sum (the "Purchase Price") of Eight Hundred Thousand Dollars ($800,000), as follows:

      (a) $640,000 at Closing; and

      (b) $160,000 on the sixtieth (60th) day after the Closing Date.

      2.8 Allocation of Purchase Price. The Purchase Price shall be allocated as set forth in Exhibit H.

      2.9 Transactions at the Closing. The following transactions shall take place at the Closing:

      (a) Seller shall enter into (as applicable) and/or deliver to Buyer: (i) the Bill of Sale; (ii) Assignment of Lease; (iii) any Required Consents; (iv) satisfactory evidence of the release of any Encumbrances or Security Interests on the Purchased Assets which are not Assumed Liabilities; (v) all applicable Tax Clearances; and (vi) other instruments of transfer, and all other related documents as may be necessary to effect the sale and assignment of the Purchased Assets in accordance with the terms hereof. Seller shall also deliver to Buyer all Books and Records with respect to the Purchased Assets.

            (b) Buyer shall enter into (as applicable) and deliver to Seller:
(i) the Bill of Sale, and (ii) other assumption agreements, instruments and other documents as may be reasonably necessary to evidence the assumption by Buyer of the Assumed Liabilities.

            (c) The Parties shall also deliver to each other the agreements, instruments, opinions, certificates, and other documents referred to in this Agreement.

      2.10 Third Party Consents. To the extent that Seller's rights under portion of the Purchased Assets may not be assigned without the consent of a third party and such consent has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Seller and Buyer, to the maximum extent permitted by law and any terms of or limitations relating to such asset, shall use their Best Efforts to obtain for Buyer the benefits thereunder, and shall cooperate to the maximum extent permitted by law and any terms of or limitations relating to such asset in any reasonable arrangement designed to provide such benefits to Buyer, including any sublease or subcontract or similar arrangement, and if Buyer has obtained such benefits, Buyer shall discharge Seller's obligations thereunder arising from and after the Closing Date, except for those obligations arising because of Seller's breach.

3. REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller represents and warrants to Buyer as follows:

      3.1 Organization and Good Standing. WasteTech is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and duly authorized to transact business in the States of Florida and Georgia. IPSC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia. Seller has full power and authority to conduct the Business as it is now being conducted, to own or use the Purchased Assets and to execute and perform all the obligations contemplated by this Agreement.

      3.2 Authority: No Conflict.

            (a) This Agreement constitutes the legal, valid, and binding obligation of Seller, enforceable against it in accordance with its terms. Upon the execution and delivery by Seller of any documents to be executed at Closing pursuant to this Agreement (collectively, the "Closing Documents"), such Closing Documents will constitute the legal, valid, and binding obligations of Seller, as applicable, enforceable against it in accordance with its terms. Seller has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and the Closing Documents to which it is a party and to perform its obligations thereunder. Seller is the sole owner, beneficially and of record, of the Purchased Assets.

            (b) Neither the execution and delivery by Seller of this Agreement nor the consummation or performance by Seller of any of the Contemplated Transactions will:

                  (i) conflict with, violate or result in a breach of (A) (intentionally omitted); (B) any Order or Legal Requirement to which Seller, the Business or any of the Purchased Assets may be subject; or (C) any Governmental Authorization held by Seller or that otherwise relates to the Business or the Purchased Assets; or

                  (ii) (A) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Contract to which Seller is a party regarding any material interest or rights of Seller in or to the Purchased Assets; or (B) result in the imposition or creation of any Encumbrance upon or with respect to any of the Purchased Assets.

            (c) Except as set forth in Part 3.2(c) of the Disclosure Schedule, Seller is not and will not be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions (any such Consents set forth on Part 3.2 (c) of the Disclosure Schedule are referred to as "Required Consents").

            (d) Seller's representations herein exclude and are limited by the provisions of any security agreement or other document in favor of any of Seller's lenders; however, all liens held by lenders on any of the Purchased Assets shall be satisfied by Seller at Closing by payment in full or release by the lienholder, or the debts assumed by Buyer as Assumed Liabilities.

      3.3 Solvency. By consummating the transactions contemplated hereby, Seller does not intend to hinder, delay or defraud any of Seller's present or future creditors. Before giving effect to the transactions contemplated hereby, Seller has been paying its debts as they become due in the Ordinary Course of Business and, after giving effect to the transactions contemplated hereby, Seller will have paid or discharged all of its debts (or made adequate provision for the payment thereof) or obtained release of any liens upon any of the Purchased Assets.

      3.4 Books and Records. The books of account, and other Books and Records of Seller maintained in connection with the Purchased Assets, are complete and correct in all material respects and have been maintained in accordance with sound business practices. Buyer shall have full access to the Books and Records (and the right to make copies of same) prior to, at and after the Closing, and this provision shall survive the Closing.

      3.5 Title, Encumbrances.

            (a) Except as disclosed on Part 3.5 of the Disclosure Schedule, Seller has good and marketable title to all of the Purchased Assets. There are no existing agreements, options, commitments or rights with, of or to any Person to acquire any of the Purchased Assets or any interest therein.

            (b) Except as set forth in Part 3.5(b) of the Disclosure Schedule, none of the Purchased Assets are subject to any Encumbrances that will prohibit the continued effective ownership, leasing or other use of such assets as currently owned and used by Seller. Seller has not received any notice of pending or threatened claims, proceedings, or other adverse claims affecting any of the Purchased Assets.

      3.6 Financial Statements.

            (a) Seller has delivered to Buyer certain financial statements with respect to the Business, copies of which are annexed hereto as Schedule 3.6 The Financial Statements have been prepared consistently during the periods covered thereby and present fairly in all material respects the gross revenues and expenses of the Business at the dates of said statements and the results of the operations of the Business and cash flows for the periods covered thereby. There has been no Material Adverse Change in the financial condition of the Business or Purchased Assets caused by any action or failure to act by Seller since the date of the most recent Financial Statement, October 31, 1999.

            (b) As of the date hereof and as of the Closing Date, Seller had and will have no liabilities with respect to the Business or the Purchased Assets (which liabilities, when taken individually or in the aggregate are material) of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown (including, without limitation, liabilities as guarantor or otherwise with respect to obligations of others, or liabilities for Taxes due or then accrued or to become due or contingent or potential liabilities relating to activities of Seller with respect to the Business prior to the date hereof or the Closing, as the case may be, regardless of whether claims in respect thereof had been asserted as of such date), except (i) liabilities reflected in the Financial Statements or the notes thereto, or (ii) liabilities incurred in the Ordinary Course of Business since the date of the October 31, 1999 Financial Statement. With respect to all such liabilities of Seller affecting or potentially affecting title to any of the Purchased Assets, Seller will either (x) pay and discharge in full at Closing, (y) obtain a release of any lien, or (z) be assumed by Buyer as an Assumed Liability.

      3.7 Taxes. With respect to the Purchased Assets and the Business:

            (a) Seller has filed or caused to be filed all returns, reports, forms and other documents concerning income, sales, use, property, employment and other taxes ("Taxes") that are or were required to be filed by Seller, pursuant to applicable legal requirements. Seller has paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax returns or otherwise, or pursuant to any assessment received by Seller;

            (b) No unpaid Taxes create an Encumbrance on the Purchased Assets;
and

            (c) Buyer shall not be liable for any Taxes associated with the operation of the Business or ownership of the Purchased Assets due or accruing prior to the Closing Date, including any Taxes arising as a result of the transactions contemplated by this Agreement.

      3.8 Compliance with Legal Requirements. Except as set forth in Part 3.8 of the Disclosure Schedule, (a) Seller has no knowledge of any failure to comply with any federal, state or local law, statute, regulation or ordinance ("Legal Requirements") applicable to Seller's ownership or use of the Purchased Assets and operation of the Business, and (b) Seller has not received any notice (written or oral) of any violation or failure to comply with any Legal Requirements relating to the Business, the Purchased Assets or their use or operation which violation or failure has not been cured.

      3.9 Legal Proceedings; Orders. Except as set forth in Part 3.9 of the Disclosure Schedule, there is no Proceeding pending or, to the Knowledge of Seller, Threatened against Seller or affecting any of the Purchased Assets and there is no Order to which Seller or the Purchased Assets is subject.

      3.10 Other Contracts. Seller is not a party to or bound by any other contract affecting title to or use of any of the Purchased Assets, except as disclosed in
Part 3.10 of the Disclosure Schedule.

      3.11 Environmental Matters. Except as set forth in Part 3.11 of the Disclosure Schedule with respect to the Purchased Assets, to the best of Seller's informed knowledge: (a) Seller is in compliance with all Environmental Laws; (b) Seller has timely filed all reports, obtained all required approvals and permits relating to the Business, and generated and maintained all data, documentation and records under any applicable Environmental Laws; (c) there has not been any Release (including any spill, leak, emission, discharge, dumping or other release into the environment) of Hazardous Materials at or in the vicinity of the Business (including any real property covered by a Site Lease or on which a Structure is located) or in areas for which Seller would have responsibility under Environmental Laws; (d) Seller has not received any written notice from any Person or entity advising it that it is or may be responsible for response costs with respect to a Release, a threatened Release or clean up of Hazardous Materials produced by, or resulting from, its Business, operations or processes; and (e) Seller has delivered to Buyer true and complete copies and results of any reports, studies, analyses, tests, or monitoring possessed or accessible by Seller pertaining to Hazardous Materials in, on, or under the properties included in the Purchased Assets.

      3.12 Intangible Property. All intangible property included in the Purchased Assets, including computer design programs owned and/or used by Seller pursuant to license agreement, are fully and freely transferable to Buyer.

      3.13 Brokers or Finders. Seller and its shareholders, directors, officers, members and Representatives have not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

      3.14 Employee Benefits Matters.

            (a) Seller's employees ("Employees") are entitled to participate in WasteTech's Employee Savings and Profit Sharing Plan and Trust, dated November 1, 1988, amended November 1, 1995 (the "Employee Plan"). The Employee Plan provides that upon termination of employment, each Employee is entitled to receive the entire amount of the Employee's account balance comprised of the Employee's contributions and earnings thereon, and the Employee's "vested percentage" of the portion of the account balance comprised of Employer contributions and earnings thereon. The amounts, if any, due each Employee will be determined prior to Closing.

            (b) Seller also maintains a health insurance plan and will comply with all provisions of that plan and applicable laws with respect to covered Employees in anticipation of Closing and termination of employment.

            (c) Neither Seller nor WasteTech has any other employee benefit plans, contracts, agreements, incentives or arrangements, including without limitation, pension and profit sharing plans, savings plans, incentive compensation, medical, life, dental or disability plans or severance agreements applicable to any of Seller's Employees.

      3.15 Bulk Sales. Buyer waives compliance by Seller with the Georgia Bulk Sales Act, if in fact such Act applies to the Contemplated Transactions. Seller shall indemnify and hold Buyer harmless against any claim, loss or liability arising under said Act in connection with the Contemplated Transactions except the Assumed Liabilities and any other liability known to Seller's current Wildes principals but not disclosed to WasteTech. Seller shall execute and deliver to Buyer at Closing an affidavit and other documents related to such Act reasonably acceptable to Buyer as to bulk sales matters.

      3.16 Employees: Labor Matters.

            (a) All employees of Seller are employees at will. Except as disclosed on Part 3.16 of the Disclosure Schedule and Section 3.16(b) hereunder, no employee, agent or consultant of Seller is a party to any agreement governing such employee's, agent's or consultant's employment or engagement, as the case may be, with Seller.

             (b)

                  (i) Sidney Wildes (being the same person as Charles S.
Wildes) and Forrest H. Wildes have employment agreements with IPSC (the "Employment Agreements"). As of the Closing Date, the Employment Agreements will terminate, and have no further application to any of the parties thereto. Specifically, the covenants against competition contained in Sections 10 and 11 thereof shall be considered null and void, with Seller having no right to exercise any such provisions. Notwithstanding the termination and voiding of the Employment Agreements and terms contained therein, Charles S. (Sidney) Wildes and Forrest H. Wildes shall retain the stock options already accrued and vested, with each having the right to purchase up to 300,000 shares of the common stock of WasteTech at a price of $1.00 per share (adjusted for the two-for-one stock split since the Employment Agreements were executed).

                  (ii) Fred D. Johnson and Fulton F. Rosser Jr. also have Employment Agreements with Seller, which will also be terminated as of the Closing Date with the covenants against competition voided. Employees Johnson and Rosser shall retain all accrued and vested rights, which shall be determined and discharged outside this Agreement.

            (c) As of the date hereof Seller IPSC employs (and as of the Closing Date Seller shall employ) less than fifty (50) employees. Seller has made no warranty, representation or agreement, either in writing or orally, to any employee of Seller that Buyer intends to employ such employee on or after the Closing Date. Seller consents to Buyer communicating with the employees, consultants and independent contractors of Seller on or prior to the Closing Date, and Seller shall cooperate in connection therewith. Seller is not a party to any collective bargaining agreement with respect to any of its employees nor are any employees of Seller covered by any collective bargaining agreement. No labor organization or group of employees has made a demand for recognition, has filed a petition seeking a representation proceeding or given Seller notice of any intention to hold an election of a collective bargaining organization. There are no known writs, actions, claims or legal, administrative, arbitration or other proceedings or governmental investigations pending or Threatened or involving or alleging civil rights violations, unfair labor investigations practice claims, back pay orders or other similar claims or proceedings. Seller is in material compliance with all federal, state and local laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice; there is no unfair labor practice complaint against Seller pending before the National Labor Relations Board; there is no labor strike, dispute, slowdown, or stoppage pending or threatened against or involving the employees of Seller; and no grievance or any arbitration proceeding is pending or threatened against Seller and no claim therefor exists.

      3.17 Indebtedness, Encumbrances and Security Interests. Except for the Assumed Liabilities listed in Section 2.3 hereof, all of the Purchased Assets will be conveyed to Buyer by Seller free and clear of all Encumbrances and Security Interests. Set forth on Part 3.17 of the Disclosure Schedule attached hereto is a list of all Encumbrances, Security Interests and all indebtedness of the Seller, including the respective names and addresses of the obligors and obligees, amount of the indebtedness and security for the indebtedness, and the secured parties, debtor and collateral with respect to any Security Interests, as applicable, if any. All such Encumbrances, Security Interests and indebtedness shall be satisfied or releases obtained at or before the Closing.

      3.18 HSR Act. Seller does not, as of the date hereof, and shall not as of the Closing Date, have total assets or net sales (as defined in the HSR Act) of $10,000,000.00 or more.

      3.19 Disclosure. No representation or warranty of Seller in this Agreement and no statement in the Disclosure Schedule contains an untrue statement of material fact or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

4. REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer represents and warrants to Seller as follows:

      4.1 Organization and Good Standing. Buyer is a corporation in formation which prior to the Closing Date will be duly organized, validly existing, and in good standing under the laws of the State of Georgia, and duly authorized to transact business in the State of Georgia.

      4.2 Authority. No Conflict.

            (a) This Agreement constitutes the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Upon the execution and delivery by Buyer of the Closing Documents to which Buyer is a party, such Closing Documents will constitute the legal, valid, and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms. Buyer has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and the Closing Documents and to perform its obligations under this Agreement and the Closing Documents to which Buyer is a party.

            (b) Neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of any of the Contemplated Transactions by Buyer will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to (i) any provision of Buyer's Organizational Documents; (ii) any resolution adopted by the board of directors or the stockholders of Buyer; (iii) any Legal Requirement or Order to which Buyer may be subject; or (iv) any material Contract to which Buyer is a party or by which Buyer may be bound.

      4.3 Certain Proceedings. There is no pending Proceeding that has been commenced against Buyer and that challenges, or may have the effect of preventing, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Buyer's Knowledge, no such Proceeding has been Threatened and no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any Proceeding.

      4.4 Brokers or Finders. Buyer has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

5. COVENANTS OF SELLER

      5.1 Access and Investigation. Between the date of this Agreement and the Closing Date, Seller will, and will cause its Representatives to, afford Buyer and its Representatives reasonable access during normal business hours to Seller's personnel, properties, Books and Records, and other documents and data relating to the Purchased Assets and the Business, and furnish Buyer and its Representatives with copies of the same at Buyer's expense. In addition to the foregoing, Seller shall, at all reasonable times before the Closing if called upon by Buyer, use reasonable efforts to cooperate with and assist Buyer in the preparation of financial statements by Buyer which may include the operation of the Business prior to the Closing Date.

      5.2 Due Diligence. Buyer shall have the right, and Seller shall afford access to Buyer and its Representatives, at all reasonable times through the Closing Date, to perform due diligence on the Purchased Assets.

      5.3 Operation of the Purchased Assets. Between the date of this Agreement and the Closing Date, Seller and Buyer's principals currently employed by IPSC will:

            (a) operate the Business only in the Ordinary Course of Business;

            (b) use its Best Efforts to maintain the Purchased Assets, and maintain the relations and good will with advertisers, landlords and others associated with the operation of the associated Business.

      5.4 Best Efforts. Between the date of this Agreement and the Closing Date, Seller will use its Best Efforts to cause the conditions in Section 7 to be satisfied.

      5.5 Negative Covenant. Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the Closing Date, Seller will operate the Business consistent in all material respects with past practice, except as otherwise provided in this Agreement.

      5.6 Required Approvals and Consents. As promptly as practicable after the date of this Agreement, Seller will make all filings required by Legal Requirements to be made by it in order to consummate the Contemplated Transactions and use its Best Efforts to obtain the Required Consents.

      5.7 Notification. Between the date of this Agreement and the Closing Date, Seller will promptly notify Buyer in writing if Seller become aware of any fact or condition that causes or constitutes a breach of any of Seller's representations and warranties as of the date of this Agreement, or if Seller becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, Seller will promptly notify Buyer of the occurrence of any breach of any covenant of Seller in this Section 5 or of the occurrence of any event that may make the satisfaction of the conditions in Section 7 impossible or unlikely.

      5.8 No Negotiation. Until such time, if any, as this Agreement is terminated pursuant to Section 9, neither Seller nor any Affiliate will, nor will it permit its Representatives to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Buyer or its Representatives) relating to or affecting any transaction involving the sale of the Purchased Assets or any interest in Seller.

      5.9 Tax Clearance. Seller shall obtain certificates of clearances for Taxes ("Tax Clearances") certifying as to the payment by or on behalf of Seller of all Taxes due on or prior to the Closing Date (including, without limitation, in connection with the Contemplated Transactions).

6. COVENANTS OF BUYER

      6.1 Required Approvals. As promptly as practicable after the date of this Agreement, Buyer will make all filings required by Legal Requirements to be made by it to consummate the Contemplated Transactions.

      6.2 Best Efforts. Between the date of this Agreement and the Closing Date, Buyer will use its Best Efforts to cause the conditions in Section 8 to be satisfied, provided that this Agreement will not require Buyer to dispose of or make any change in any portion of its business or to incur any other burden to obtain a Governmental Authorization.

      6.3 Notification. Between the date of this Agreement and the Closing Date, Buyer will promptly notify Seller in writing if Buyer becomes aware of any fact or condition that causes or constitutes a breach of any of Buyer's representations and warranties as of the date of this Agreement, or if Buyer becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, Buyer will promptly notify Seller of the occurrence of any breach of any covenant of Buyer in this Section 6 or of the occurrence of any event that may make the satisfaction of the conditions in Section 8 impossible or unlikely.

      6.4. Due Diligence. The Buyer shall by the Closing Date have completed a proper due diligence investigation of Seller's Business sufficient to provide Buyer with a more complete understanding of Seller's affairs and the Purchased Assets, using Buyer's Best Efforts. Seller agrees to cooperate with Buyer during the investigation. Buyer shall complete its due diligence in sufficient time to allow Seller the opportunity to respond to and/or correct any deficiencies cited by Buyer prior to the Closing Date, which shall not be extended due to Seller's inability to correct deficiencies in a timely manner. Notwithstanding anything to the contrary contained in this Section 6.4, the provisions of this Section
6.4 shall not limit or otherwise modify or affect Buyer's rights under Section 10 of this Agreement with respect to any willful material breach of any of Seller's representations or warranties made in this Agreement.

7. CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

       Buyer's obligation to purchase the Purchased Assets and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

      7.1 Accuracy of Representations. Seller's representations and warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date, and Buyer shall have received a certificate of an executive officer of Seller in the form of Exhibit I annexed hereto, dated as of the Closing Date, as to such accuracy.

      7.2 Seller's Performance. The covenants and obligations that Seller is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects, and Buyer shall have received a certificate of an executive officer of Seller in the form of Exhibit I annexed hereto, dated as of the Closing Date, as to such compliance.

      7.3 Consents. Each of the Required Consents shall have been obtained and shall be in full force and effect.

      7.4 Additional Documents. Each of the following documents must have been delivered to Buyer:

            (a) an opinion of Morton Robson, counsel to Seller, dated as of the Closing Date in the form of Exhibit J annexed hereto,

            (b) the deliveries required from Seller in Section 2.8;

            (c) such other documents as Buyer may reasonably request for the purpose of (i) evidencing the satisfaction of any condition referred to in this
Section 7, or (ii) otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

      7.5 No Proceedings. Since the date of this Agreement, there must not have been commenced and pending or Threatened by any Person any Proceeding (i) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions, (ii) that. prevents, makes illegal, or otherwise materially interferes with any of the Contemplated Transactions or seeks to do any of the foregoing, or (iii) that involves any material claim against Seller.

      7.6 No Prohibition. There must not be in effect any Legal Requirement or any injunction or other Order that prohibits or restricts the consummation of the Contemplated Transactions.

      7.7 No Material Adverse Change. There shall not have been a Material Adverse Change since the date hereof.

      7.8 Due Diligence. On or before the Closing Date, Buyer's due diligence investigation and review of the Purchased Assets and the Assumed Liabilities shall not reveal any fact or circumstance not reasonably acceptable to Buyer using Best Efforts to consummate the Contemplated Transactions. Notwithstanding anything to the contrary contained in this Section 7.8, the provisions of this
Section 7.8 shall not limit or otherwise modify or affect Buyer's rights under
Section 10 of this Agreement with respect to any willful material breach of any of Seller's representations or warranties made in this Agreement.

      7.9 Satisfaction of Indebtedness. At or prior to the Closing, Seller shall have paid in full or obtained releases of all outstanding indebtedness of Seller affecting the Purchased Assets not expressly assumed by Buyer as an Assumed Liability and shall cause all non-assumed Security Interests affecting the Purchased Assets to be extinguished or released.

8. CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE

      Seller's obligation to sell the Purchased Assets and Seller's obligation to take the other actions required to be taken by Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller, in whole or in part):

      8.1 Accuracy of Representations. Buyer's representations and warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects in all respects as of the Closing Date as if made on the Closing Date, and Seller shall have received a certificate of an executive officer of Buyer in the form of Exhibit K annexed hereto, dated as of the Closing Date, as to such accuracy.

      8.2 Buyer's Performance. The covenants and obligations that Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects, and Seller shall have received a certificate of an executive officer of Buyer in the form of Exhibit K annexed hereto, dated as of the Closing Date, as to such compliance.

      8.3 Additional Documents. Buyer must have caused the following documents to be delivered to Seller:

      (a) the deliveries required from Buyer in Section 2.8;

      (b) resolutions of all the directors of Buyer confirming the authorization of the execution and delivery of this Agreement and the Contemplated Transactions; and

      (c) such other documents as Seller may reasonably request for the purpose of (i) evidencing the satisfaction of any condition referred to in this Section 8, or (ii) otherwise facilitating the consummation of any of the Contemplated Transactions.

      8.4 No Proceedings. Since the date of this Agreement, there must not have been commenced and pending or Threatened any Proceeding (i) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions, or (ii) that prevents, makes illegal, or otherwise materially interferes with any of the Contemplated Transactions or seeks to do any of the foregoing.

      8.5 No Prohibition. There must not be in effect any Legal Requirement or. any injunction or other Order that prohibits or restricts the consummation of the Contemplated Transactions.

9. TERMINATION

      9.1 Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

            (a) by mutual written consent of Buyer and Seller;

            (b) (i) by Buyer if any of the conditions in Section 7 has not been satisfied as of the Closing Date (or the date of delivery by Buyer of a notice under Section 7.8) or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived in writing such condition on or before the Closing Date; or (ii) by Seller if any of the conditions in Section 8 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Seller to comply with its obligations under this Agreement) and Seller has not waived in writing such condition on or before the Closing Date; or

            (c) by Buyer, on the one hand, or Seller on the other hand, if the Closing has not occurred (other than through the failure of the other Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before December 1, 1999, or such later date as the Parties may agree upon.

      9.2 Effect of Termination. Each Party's right of termination under Section
9.1 is in addition to any other rights it may have under this Agreement and applicable law. If this Agreement is terminated pursuant to Section 9.1, all further obligations of the Parties under this Agreement will terminate, except that the obligations in Sections 12.1 and 12.3 will survive.

10. INDEMNIFICATION; REMEDIES

      10.1 Indemnification and Payment of Damages by Seller. Seller will indemnify and hold harmless Buyer and its stockholders, controlling Persons and Affiliates (collectively, the "Seller Indenmified Persons") for, and will pay to the Seller Indemnified Persons the amount of any actual loss, liability, claim, damage or expense sustained by Seller (including reasonable costs of investigation and defense and reasonable attorneys' fees), whether or not involving a third-party claim (collectively, "Damages"), arising from or in connection with:

            (a) any breach of any representation or warranty made by Seller in this Agreement, the Disclosure Schedule, or any other certificate or document delivered by Seller pursuant to this Agreement;

            (b) any breach by Seller of any covenant or obligation of Seller in this Agreement or in any certificate or document delivered by Seller pursuant to this Agreement;

            (c) the failure of Seller to satisfy and discharge any Excluded Liabilities or obtain releases of all encumbrances affecting the Purchased Assets;

            (d) any default by Seller under any Site Lease, Advertising Contract or Permit which occurred or accrued prior to the Closing;

            (e) the failure of Seller to pay any liabilities of Seller covered by bulk sales or other similar laws of Georgia other than the Assumed Liabilities which will be paid by Buyer;

            (f) facts, events or conditions that occurred or came into existence prior to the Closing, whether or not such Damages are asserted or claimed prior to the Closing or thereafter and which were caused by the fault of Seller; and

      10.2 Indemnification and Payment of Damages by Buyer. Buyer will indemnify and hold harmless Seller (collectively, the "Buyer Indemnified Persons") for, and will pay to the Buyer Indemnified Persons the amount of, any Damages arising, directly or indirectly, from or in connection with:

      (a) any breach of any representation or warranty made by Buyer in this Agreement or in any certificate or document delivered by Buyer pursuant to this Agreement; and

      (b) any breach by Buyer or failure of Buyer to honor any Site Lease, Advertising Contract, New Advertising Contract or Permit occurring on or after the Closing Date.

      10.3 Procedure for Indemnification -- Third Party Claims.

            (a) Promptly after receipt by an Indemnified Person under Section
10.1 or 10.2 of notice of any claim against it, such Indemnified Person will, if a claim is to be made against an Indemnifying Party under such Section, give notice to the Indemnifying Party of the commencement of such claim, but the failure to notify the Indemnifying Party will not relieve the Indemnifying Party of any liability that it may have to any Indemnified Person, except to the extent that the Indemnifying Party demonstrates that the defense of such action is prejudiced by the Indemnifying Party's failure to give such notice.

            (b) If any claim referred to in Section 10.3(a) is brought against an Indemnified Person and it gives written notice to the Indemnifying Party of such claim, the Indemnifying Party may, at its option, assume the defense of such claim with counsel satisfactory to the Indemnified Person and, after written notice from the Indemnifying Party to the Indemnified Person of its election to assume the defense of such claim, the Indemnifying Party will not, as long as it diligently conducts such defense, be liable to the Indemnified Person under this Article 10 for any fees of other counsel or any other expenses with respect to the defense of such claim subsequently incurred by the Indemnified Person in connection with the defense of such claim, other than reasonable costs of investigation. If the Indemnifying Party assumes the defense of a claim, (i) no compromise or settlement of such claim may be effected by the Indemnifying Party without the Indemnified Person's written consent unless (A) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any Person, and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party; and (ii) the Indemnified Person will have no liability with respect to any compromise or settlement of such claims effected without its written consent. Subject to
Section 10.3(c), if notice is given to an Indemnifying Party of any claim and the Indemnifying Party does not, within ten (10) days after the Indemnified Person's notice is given, give notice to the Indemnified Person of its election to assume the defense of such claim, the Indemnifying Party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the Indemnified Person.

            (c) Notwithstanding the foregoing, if an Indemnified Person determines in good faith that there is a reasonable probability that a claim may adversely affect it other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnified Person may, by notice to the Indemnifying Party, assume the exclusive right to defend, compromise, or settle such claim, but the Indemnifying Party will not be bound by any determination of a claim so defended or any compromise or settlement effected without its written consent (which may not be unreasonably withheld or delayed).

      10.4 Procedure for Indemnification -- Other Claim. A claim for indemnification for any matter not involving a third-party claim shall be asserted by written notice to the Indemnifying Party from whom indemnification is sought.

      10.5 Survival/Limitations.

            (a) The parties hereto agree that (i) the representations and warranties contained in this Agreement shall survive until ninety (90) days after the expiration of all applicable statutes of limitation with respect to the subject matter thereof and (iii) any indemnification claim for a breach of the foregoing must be made in writing in accordance with the provisions of this
Article 10 within the applicable survival period for the underlying representation, warranty or covenant. The expiration of the applicable survival period win not extinguish an indemnification claim properly made prior to such expiration in accordance with this Article 10.

            (b) Notwithstanding the foregoing, any claims for Damages arising from fraud by Seller hereunder shall be without limitation of any kind.

11. HINGED-SIDE BALER PATENT AND PRODUCTION RIGHTS

      11.1 Patent Ownership and Products. Seller shall convey and relinquish unto Buyer, and at Closing shall execute a formal conveyance, all of Seller's right, title and interest Seller has or may have in and to all rights to the hinged sidewall baling/pressing equipment currently manufactured by WasteTech and IPSC, specifically including but not limited to the items upon which Seller and F.F. "Sonny" Rosser claim competing patent rights ("Hinged-Side Equipment"). Provided, however, Buyer agrees to grant WasteTech a license to manufacture for its own sales purposes seven- and eight-inch bore standard Hinged-Side closed door and open end auto-tie products. Such license will not include any high speed or large wide box two-ram machines. WasteTech shall pay to Buyer for such rights to Hinged-Side Equipment patent royalties equal to Seller's proportionate share of the royalties paid by Buyer to F.F. "Sonny" Rosser; being 2.5% of sales up to $1,000,000, and 1% of sales in excess of $1,000,000 through December 31, 2007, then 1% of sales from January 1, 2008 through the life of the Patent. WasteTech's rights to manufacture said products shall be co-existent with Buyer's rights to manufacture the same equipment as long as the required royalties are paid, but Buyer shall not grant such a right or license to any other entity in the United States. WasteTech's rights to manufacture and sell Hinged-Side Equipment shall be limited to itself, with no right to assign or license the said rights to any other person or entity.

      11.2 Private Label Manufacturing. Buyer will manufacture the nine-inch bore standard Hinged-Side baler for Seller as a private labeled product, and sell it to Seller at a price equal to five percent (5%) below Buyer's dealer net price, plus any applicable Patent royalty payments. WasteTech, through its subsidiaries, will also manufacture products for Buyer, including auto tie/twister equipment, as private labeled products, at five percent (5%) below the manufacturer's dealer net price.

      11.3 IPS Name. Buyer shall have exclusive right to the "International Press and Shear", "IPS" and "IPS Balers" names, logos, web sites/domains, colors and color schemes.

12. WASTE TECHNOLOGY GUARANTY.

       Waste Technology Corp. ("WasteTech"), a Delaware corporation which owns all of the issued and outstanding stock of Seller, executes this Agreement to evidence its guaranty of the performance of each of Seller's obligations under this Agreement; and the satisfaction of items to be performed by WasteTech, such as satisfaction or release of debt and security interests in Purchased Assets and Employee issues.

13. GENERAL PROVISIONS

      13.1 Expenses. Except as otherwise expressly provided in this Agreement, each Party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, representatives, brokers or finders, counsel, and accountants. In the event of termination of this Agreement, the obligation of each Party to pay its own expenses will be subject to any rights of such Party arising from a breach of this Agreement by another Party. Each Party hereto shall indemnify the other for its failure to pay any brokerage or finders' fees or agents' commission or similar payment incurred by such Party or its Representatives in connection with this Agreement.

      13.2 Headings; Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

      13.3 Public Announcements; Confidentiality. Any public announcement or similar publicity with respect to this Agreement or the Contemplated Transactions will be issued, if at all, at such time and in such manner as Buyer and Seller agree in writing, provided that the parties shall reasonably cooperate in such announcements, and provided further that nothing contained herein shall prevent any party from at any time furnishing information required by a Governmental Body. Unless consented to by Buyer and Seller in advance or required by Legal Requirements, prior to the Closing, each Party shall, and shall cause their respective Representatives to, keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person. All confidential information and documents made available to Buyer by Seller or its Representatives with respect to the Business shall be kept in strict confidence, and not made available to any third party other than absolutely necessary for the purposes of concluding the Contemplated Transactions. In the event the Contemplated Transactions for any reason are not concluded, all documents or documents compiled from information supplied or obtained hereunder. and copies thereof, shall be returned to Seller and the Confidential Information obtained shall in no way be used by the Buyer or communicated to any third party, except as required by law or court order. This representation shall survive the termination of this Agreement.

      13.4 Availability of Equitable Remedies. The Parties acknowledge and agree that (i) a breach of the provisions of this Agreement could not adequately be compensated by money damages, and (ii) any Party shall (except as otherwise expressly provided in this Agreement) be entitled, either before or after the Closing, in addition to any other right or remedy available to it, to an injunction restraining such breach and to specific performance of this Agreement, and no bond or other security shall be required in connection therewith.

      13.5 Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by certified mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a Party may designate by notice to the other Parties):

       If to Seller:
       International Press and Shear Corp.
       5400 Rio Grande Avenue
       Jacksonville, Florida 32205
       Attn: Ted C. Flood, CEO
       Facsimile No.: 904-358-7013

       With copies to:

       Morton S. Robson, Esq.
       Robson, Ferber, Frost, Chan & Essner, LLP
       530 Fifth Avenue, 23rd Floor
       New York, New York 10036
       Fax No.: 212-944-7630

       and

       Waste Technology Corp.
       5400 Rio Grande Avenue
       Jacksonville, Florida 32205
       Attn: Ted C. Flood, CEO
       Facsimile No.: 904-358-7013

       If to Buyer, to:
       IPS Balers Inc.
       396 Frost Industrial Boulevard
       Baxley, Georgia 31513
       Attn: Sidney Wildes, CEO
       Facsimile No.: 912-366-4214


       With a copy to:
       J. Alexander Johnson PC
       Attorneys at Law
       202 West Parker St.
       P.O. Box 750
       Facsimile No.: 912-367-5883

Notices given by an attorney for a Party shall be deemed to be a notice given by such Party.

      13.6 Further Assurances. The Parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement and the. documents referred to in this Agreement.

      13.7 Waiver. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

      13.8 Entire Agreement and Modification. This Agreement supersedes all prior agreements between the Parties with respect to its subject matter (including, without limitation, a certain memo of intent dated November 2, 1999 signed by Buyer and Seller) and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the Party to be charged with the amendment.

      13.9 Assignments, Successors, and No Third-Party Rights. No Party may assign any of its rights under this Agreement without the prior consent of the other Parties, except that Buyer may assign any of its rights under this Agreement to any Affiliate of Buyer (provided that Buyer shall remain liable for the obligations of such assignee under this Agreement). This Agreement will apply to, be binding in all respects upon, and inure to the benefit of the Parties, and their successors, by liquidation or otherwise, and their permitted assigns. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

      13.10 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

      13.11 Risk of Loss. Except as otherwise expressly provided in this Agreement, material risk of loss or damage to the Purchased Assets from any cause whatsoever prior to the Closing shall be borne by Seller, and after the Closing shall be borne by Buyer.

      13.12 Post-Closing; Access. Buyer agrees that all Books and Records delivered to Buyer by Seller pursuant to this Agreement shall be maintained open for inspection by Seller at any time during regular business hours upon reasonable notice for a period of six (6) years (or for such longer period as may be required by applicable Legal Requirements) following the Closing and that, during such period, Seller, at its expense, may make such copies thereof as it may reasonably desire. Seller agrees that all books and records relating to the Purchased Assets and retained by Seller shall be maintained open for inspection by Buyer at any time during regular business hours for a period of six (6) years (or for such longer period as may be required by applicable Legal Requirements) following the Closing and that, during such period, Buyer, at its expense, may make such copies thereof as it may reasonably desire. In addition to the foregoing, Seller shall, at all reasonable times after the Closing if called upon by Buyer, use reasonable efforts to cooperate with and assist Buyer in the preparation of financial statements by Buyer which may include the operation of the Business prior to the Closing Date. Nothing contained in this
Section 12.12 shall obligate any Party hereto to make available any books and records if to do so would violate the terms of any Contract or Legal Requirement to which it is a party or to which it or its assets are subject. This provision shall survive the Closing.

      13.13 Applicable Law and Venue. This Agreement is made in and shall be governed by and construed and enforced in accordance with the laws of the State of Georgia. Seller and Buyer hereby consent to the personal jurisdiction of the courts of Appling County, Georgia for all matters relating to or arising from this Agreement.

      13.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

      13.15 Time of Essence. Time is of the essence of this Agreement.

      13.16 Survival. The provisions of this Agreement, specifically including the respective rights, obligations, warranties and representations of the parties hereto, shall survive Closing.

      IN WITNESS WHEREOF, the Parties have executed, sealed and delivered this Asset Purchase Agreement under seal as of the date first written above.

                                    SELLER:
                                    INTERNATIONAL PRESS AND SHEAR CORP. (L.S.)

                                    By: /s/ Ted C. Flood
                                        -----------------------
                                        Ted C. Flood, Secretary

                                                        (CORPORATE SEAL)


                                    GUARANTOR OF SELLER OBLIGATIONS:
                                    WASTE TECHNOLOGY CORP. (L.S.)

                                    By: /s/ Ted C. Flood
                                        -----------------------
                                        Ted C. Flood, CEO

                                                         (CORPORATE SEAL)


                                    BUYER:
                                    IPS BALERS INC. (L.S.)

                                    By: /s/ Sidney Wildes
                                        -----------------------
                                        Sidney Wildes, CEO

                                                        (CORPORATE SEAL)

                                    GUARANTOR OF CERTAIN BUYER
                                    ASSUMED LIABILITIES

                                    /s/ Sidney Wildes
                                    -----------------------
                                    Sidney Wildes

                                    /s/ Forrest H. Wildes
                                    -----------------------
                                    Forrest H. Wildes

                                   EXHIBIT A

All that tract or parcel of land lying and being in the City of Baxley, Appling County, Georgia, a portion of Land Lot No. 291 of the Second Land District of said county, consisting of eight (8.00) acres, more or less, being bound now or formerly as follows: North by Frost Industrial Drive; East in part by lands of Wildes Family Limited Partnership and in part by lands of Larry V. Williams; and South and West by lands of the Development Authority of Appling County.

Said property being more particularly described as follows: Commencing at the northwest corner of the aforesaid Land Lot No. 291, thence running South 89 degrees 42 minutes 18 seconds East 3,497.98 feet to a point; thence South 00 degrees 29 minutes 33 seconds East 664.45 feet to a point on the southern right of way of Frost Industrial Drive (80' right of way) which is the POINT OF BEGINNING; thence continuing South 00 degrees 29 minutes 33 seconds East 696.96 feet to a point; thence North 89 degrees 42 minutes 18 seconds West 500 feet to a point; thence North 00 degrees 29 minutes 33 seconds West 696.96 feet to a point on the aforesaid Frost Industrial Drive right of way; thence along and with said right of way South 89 degrees 42 minutes 18 seconds East 500 feet to the Point of Beginning.

This property is subject to covenants applicable to lands in the Appling County Industrial Park and drainage easements as depicted upon the plat of said Industrial Park and the hereinafter referred to plat of survey.

For assistance in determining a more full and complete description of the lands hereinabove described, reference is made to that certain plat of survey by Merlin J. Tomberlin, G.R.L.S. No. 2477, dated May 26, 1995, which plat is recorded in the Office of the Clerk of Superior Court of Appling County, Georgia, in Plat Book 14, Page 19, and incorporated herein for a more full and complete description and all other purposes.

January 29, 1997                                                          Page 1
5:19 pm                                IPS
                            DEPRECIATION EXPENSE REPORT
         BUILDINGS                for DBH Books   FY = 10
                                   as of 10/97

                                                                                        96/97 DEPR               A/D
                                                                              10/96            EXP             10-31-97
===========================================================================================================================
                                                                                                    Current
         In Svc  Acquired   Dep    P Est   Salvage/  Depreciable Tbru   Prior Accum   Depreciation    Year     Curr Accum
SYS No    Date    Value     Meth   T Life  Sect 179  Basis       Date   Depreciation    This Run     to Date   Depreciation
------   ------  --------   ----   ------  --------  ----------- ----   ------------  ------------   --------  ------------
000006 10/06/95   6928.80  DH200   P 05 00     0.00     6928.80 10/96       2771.52       1662.91    1662.91    4434.43
               SPRAY BOOTH- BARTON
000007 10/31/95 595283.86   SLMM   R 31 06     0.00   595283.86 10/96      18897.90      18897.90   18897.90   37795.80
               BUILDING
000008 10/31/95  51661.55   SLMM   R 31 06     0.00    51661.55 10/96       1640.05       1640.05    1640.05    3280.10
               CRANES
000009 11/01/95 578317.97   SLMM   R 31 06     0.00   578317.97 10/96      18359.30      18359.30   18359.30   36718.60
               BLDG IMPRV 96
000010 11/01/95  88359.38   SLMM   R 31 06     0.00    88359.38 10/96       2805.06       2805.06    2805.06    5610.12
               ADDITIONS TO CRANES
000011 11/01/95  31559.36   SLMM   R 31 06     0.00    31559.36 10/96       1001.89       1001.89    1001.89    2003.78
               PAINT BLDG 96
000012 09/30/96   7078.80   SLMM   R 31 06     0.00    7078.80  10/96         18.74        224.72     224.72     243.46
               2 TON HOIST (40 TON x 18')
 Count=      7   --------                      ----    --------------      --------      --------  ---------  ---------
Class:                 B
               1359189.72                      0.00        1359189.72      45494.46      44591.83  44591.83   90086.29
Less disposals       0.00                      0.00              0.00          0.00                               0.00
               ----------                      ----    --------------      --------      --------  --------   --------
Net            1359189.72                      0.00        1359189.72      45494.46      44591.83  44591.83   90086.29
                                                                                                   ========

                   -No Additions-

                   97

                                  EXHIBIT B

January 29, 1997                                                          Page 2
5:19 pm

                                       IPS
                           DEPRECIATION EXPENSE REPORT
                              for DBH Books  FY = 10
COMPUTER EQUIPMENT                 as of 10/97

                                                                                        DEPR EXP                 A/D
                                                                           10-31-96      96/97                 10-31-97
====================================================================================================================================
                                                                                                     Current
         In Svc  Acquired   Dep    P Est   Salvage/  Depreciable Thru   Prior Accum   Depreciation    Year     Curr Accum
SYS No    Date    Value     Meth   T Life  Sect 179  Basis       Date   Depreciation    This Run     to Date   Depreciation
------   ------  --------   ----   ------  --------  ----------- ----   ------------  ------------   --------  ------------
000013 07/20/95   5628.00  DH200   P 05 00     0.00    5628.00  10/96       2420.04       1283.18    1283.18    3703.22
               PENTIUM 100- DRAFTECH
000014 07/20/95   5628.00  DH200   P 05 00     0.00    5628.00  10/96       2420.04       1283.18    1283.18    3703.22
               PENTIUM 100- DRAPTECH
000015 07/20/95    173.25  DH200   P 05 00     0.00     173.25  10/96         74.50         39.50      39.50     114.00
               BATTERY BU- DRAFTECH
000016 07/20/95    173.25  DH200   P 05 00     0.00     173.25  10/96         74.50         39.50      39.50     114.00
               BATTERY BU- DRAFTECH
000017 07/20/95   1993.95  DH200   P 05 00     0.00    1993.95  10/96        857.40        454.62     454.62    1312.02
               LASERJET 4P- DRAFTECH
000018 07/20/95   2835.00  D8200   P 05 00     0.00    2835.00  10/96       1219.05        646.38     646.38    1865.43
               AUTOCAD R12 110-10971276(DRAFTECH)
000019 07/20/95   2940.00  DH200   P 05 00     0.00    2940.00  10/96       1264.20        670.32     670.32    1934.52
               AUTOCAD R13CD 110-11209097(DRAFTECH)
000020 07/20/95   1417.50 D11200   P 05 00     0.00    1417.50  10/96        609.53        323.19     323.19     932.72
               DESIGNER 130-1016667 (DRAFTECH)
000021 07/26/95    138.86  DH200   P 05 00     0.00     138.86  10/96         59.71         31.66      31.66      91.37
               MONITOR (DRAFTECH)
000022 06/30/95   1054.00  DH200   P 05 00     0.00    1054.00  10/96        453.22        240.31     240.31     693.53
               AUTOCAD (DEWBERRY)
000023 06/08/95   1102.50  DH200   P 05 00     0.00    1102.50  10/96        474.08        251.37     251.37     725.45
               HP LASERJET (DYNAMIC)
000024 06/13/95   3333.75  DH200   P 05 00     0.00    3333.75  10/96       1433.51        760.10     760.10    2193.61
               P5-90 COMPUTER (DYNAMIC)
000025 11/27/95   6791.60  DH200   P 05 00     0.00    6791.60  10/96       1358.32       2173.31    2173.31    3531.63
               GREAT PLAINS (HILBURN)
000026 11/30/95   1023.75  DH200   P 05 00     0.00    1023.75  10/96        204.75        327.60     327.60     532.35
               PLC SLC PROGRAMMING (ACE)
000027 05/20/96   1055.25  DH200   P 05 00     0.00    1055.25  10/96        211.05        337.68     337.68     548.73
               GREAT PLAINS (HILBURN)
000028 11/30/95   2187.15  DH200   P 05 00     0.00    2187.15  10/96        437.43        699.89     699.89    1337.32
               DX4 PC 560MB W/HAYES,REACHOUT(DYNAMIC)
000029 12/31/95   2673.65  DH200   P 05 00     0.00    2673.65  10/96        534.73        855.57     855.57    1390.30
               HP LASERJET,OKIDATA,NOVELL V3.12(DYNAMIC)
000030 12/13/95   6259.40  DH200   P 05 00     0.00    6259.40  10/96       1251.88       2003.01    2003.01    3254.89
               P5-75 PC, 2 MONITORS,APC SMARTUPS,DCS SERVER,TAPE BU,ETHERNET CA
000031 01/26/96   1887.86  DH200   P 05 00     0.00    1887.86  10/96        377.57        604.12     604.12     981.69
               NEC V50 NOTEBOOK N/ACCESSORIES(DYNAMIC)
000032 12/31/95   2141.60  DH200   P 05 00     0.00    2141.60  10/96        428.32        685.31     685.31    1113.63
               GREAT PLAINS (HILBURN)
000051 09/30/95  1075.00   DH200   P 05 00     0.00    1075.00  10/96        462.25        245.10     245.10     707.35
               HP LASERJET (DYNAMIC)
000052 01/17/96    399.00  DH200   P 05 00     0.00     399.00  10/96         79.80        127.68     127.68     207.48
               386 COMPUTER (JOHNSON;S OFFICE)
000033 01/21/96    546.96  DH200   P 05 00     0.00     546.96  10/96        109.39        175.03     175.03     284.42
               15" MONITOR,KEYBRD,MOUSE (DYNAMIC)
000034 02/08/96   2082.90  DH200   P 05 00     0.00    2082.90  10/96        416.58        666.53     666.53    1083.11
               P-75 PC W/CD ROM (DYNAMIC)
000035 02/26/96    871.27  DH200   P 05 00     0.00     871.27  10/96        174.25        278.81     278.81     453.36
               OKIDATA ML-591/APC BACKUPS(DYNAMIC)
000036 03/15/96   2224.94  DH200   P 05 00     0.00    2224.94  10/96        444.99        711.98     711.98    1156.97
               LAPTOP NEC V50 TFT W/ACCESSORIES(DYNAMIC)

January 29, 1997                                                          Page 3
5:19 pm                                IPS
                           DEPRECIATION EXPENSE REPORT
                              for DBH Books FY = 10
                                   as of 10/97

====================================================================================================================================
                                                                                                     Current
         In Svc  Acquired   Dep    P Est   Salvage/  Depreciable Thru   Prior Accum   Depreciation    Year      Curr Accum
SYS No    Date    Value     Meth   T Life  Sect 179  Basis       Date   Depreciation    This Run     to Date   Depreciation
------   ------  --------   ----   ------  --------  ----------- ----   ------------  ------------   --------  ------------
000037 04/22/96   1941.00  DH200   P 05 00     0.00  1941.00    10/96        388.20        621.12      621.12   1009.32
               P100 PC (DYNAMIC)
000038 04/22/96   1658.00  DH200   P 05 00     0.00  1658.00    10/96        331.60        530.56      530.56    862.16
               586/133 PC (DYNAMIC)
000039 04/22/96   1658.00  DH200   P 05 00     0.00  1658.00    10/96        331.60        530.56      530.56    862.16
               586/133 PC (DYNAMIC)
000040 04/22/96    237.14  DH200   P 05 00     0.00   231.14    10/96         47.43         75.88       75.88    123.31
               APC BACKUPS PRO 280 PNP (DYNAMIC)
000041 04/22/96    237.14  DH200   P 05 00     0.00   237.14    10/96         47.43         75.88       75.88    123.31
               APC BACKUPS PRO 280 PNP (DYNAMIC)
000042 04/22/96    237.14  DH200   P 05 00     0.00   237.14    10/96         47.43         75.88       75.88    123.31
               APC BACKUPS PRO 280 PNP(DYNAMIC)
000043 04/22/96    237.14  DH200   P 05 00     0.00   237.14    10/96         47.43         75.88       75.88    123.31
               APC BACKUPS PRO 280 PNP(DYNAMIC)
000044 04/22/96    237.14  DH200   P 05 00     0.00   237.14    10/96         47.43         75.88       75.88    123.31
               APC BACKUPS PRO 280 PNP(DYNAMIC)
000045 05/29/96    265.00  DH200   P 05 00     0.00   265.00    10/96         53.00         84.80       84.80    137.80
               HP DESKJET 600C (DYNAMIC)
000046 05/29/96    265.00  DH200   P 05 00     0.00   265.00    10/96         53.00         84.80       84.80    137.80
               HP DESKJET 600C (DYNAMIC)
000047 05/29/96    535.30  DH200   P 05 00     0.00   535.30    10/96        107.06        171.30      171.30    278.36
               OKIDATA 590 DOT MATRIX (DYNAMIC)
000048 05/02/96   1000.00  DH200   P 05 00     0.00  1000.00    10/96        200.00        320.00      320.00    520.00
               AST 910N NOTEBOOK PC N/MODEM (LIEBOLD)
000049 05/17/96   1845.99  DH200   P 05 00     0.00  1845.99    10/96        369.20        590.72      590.72    959.92
               SAGER P-75 TFT W'CD ROM 28.8 CELLULAR CAP (DYNAMIC)
000050 05/21/96   7269.16  DH200   P 05 00     0.00  7269.16    10/96       1453.83       2326.13     2326.13   3779.96
               PENTIUM 100PC,MODEM,MONITOR,CII ROM,64 VIDEO (DRAFTECH)
 Count=     40   --------  -----   -------     ----  -------    -----      --------      --------   --------    --------
Class:                CE
                 75261.54                      0.00  75261.54              21375.73      21554.32   21554.32    42930.05
Less disposals       0.00                      0.00      0.00                  0.00                                 0.00
                 --------                      ----  --------              --------      --------   --------    --------
Net              75261.54                      0.00  75261.54              21375.73      21554.32   21554.32    42930.05

       10-24-97    NETWORK SYSTEM                     2946.78              MARCS 5         589.36                589.36

       10-23-97    PENTIUM II 266MHZ SYSTEM          1,961.00              MARCS 5         392.20                392.20

       10-23-97    HP 6L LASER PRINTER                 477.00              MARCS 5          95.40                 95.40

       10-17-97    15" SOCOS MONITOR                   341.80              MARCS 5          68.36                 68.36
                                                     --------                           ---------             ---------

                    TOTALS 10/31/97                $80,988.12                           22,699.64             44,075.37
                                                   ==========                           =========             =========

       11-11-97    SERVER UPGRADE                    1,276.52              MARCS 5

        6-11-98    COLOR PRINTER & SCANNER           1,136.56
                                                     ---------


January 29, 1997                                                          Page 4
5:19 pm
                                       IPS
                           DEPRECIATION EXPENSE REPORT
                               for DBH Books FY=10
                                   as of 10/97

                                                                                         DEPR
                                                                                        EXPENSE
      MANUFACTURING EQUIPMENT                                              10/96         96/97                 10/31/97
====================================================================================================================================
                                                                                                     Current
         In Svc  Acquired   Dep    P Est   Salvage/  Depreciable Thru   Prior Accum   Depreciation    Year     Curr Accum
SYS No    Date    Value     Meth   T Life  Sect 179  Basis       Date   Depreciation    This Run     to Date  Depreciation
------   ------  --------   ----   ------  --------  ----------- ----   ------------  ------------   -------  ------------
000097 06/30/95    604.46  DH200   P 05 00     0.00    604.46   10/96        259.92        137.82     137.82     397.74
               FLOOR MODEL DRILL PRESS (ENCO)
000098 09/18/95  18900.00  DH200   P 05 00     0.00  18900.00   10/96       8127.00       4309.20    4309.20   12436.20
               CAT FORK LIFT TC100D (CARLTON)
000099 09/18/95   9135.00  DH200   P 05 00     0.00   9135.00   10/96       3928.05       2082.78    2082.78    6010.83
               CAT FORK LIFT TC6OD (CARLTON)
000100 09/28/95   3250.00  DH200   P 05 00     0.00   3250.00   10/96       1397.50        741.00     741.00    2138.50
               CAT FORK LIFT T4OB (STONES)
000101 06/22/95   9406.40  DH200   P 05 00     0.00   9406.40   10/96       4044.75       2144.66    2144.66    6189.41
               WELDING MACHINES-4 (CV-300 U1950407716) HOLOX
000102 10/30/95  37935.40  DH200   P 05 00     0.00  37935.40   10/96      15174.16       9104.50    9104.50   24278.66
               WELDING MACHINES- 10 CV-600 (HOLOX)
000103 07/06/95   1295.79  DH200   P 05 00     0.00   1295.79   10/96        557.19        295.44     295.44     852.63
               AIR GRINDER (SIP)
000104 08/04/95   1536.59  DH200   P 05 00     0.00   1536.59   10/96        660.73        350.34     350.34    1011.07
               DEFIANCE MACHINE
000105 09/29/95    425.00  DH200   P 05 00     0.00    425.00   10/96        182.75         96.90      96.90     279.65
               AIR GUN (CSI)
000106 10/12/95    607.82  DH200   P 05 00     0.00    607.82   10/96        261.36        138.58     138.58     399.94
               AIR GUN SYSTEM (CSI)
000107 10/26/95   1350.00  DH200   P 05 00     0.00   1350.00   10/96        580.50        307.80     307.80     888.30
               MAGNETIC DRILL (GA FASTEN)
000108 10/25/95    698.06  DH200   P 05 00     0.00    698.06   10/96        300.16        159.16     159.16     459.32
               CYLINDER/PUMP (SIP)
000109 10/01/95   5455.38  DH200   P 05 00     0.00   5455.38   10/96       2345.81       1243.83    1243.83    3589.64
               JIG TABLES-6
000110 10/05/95   4075.00  DH200   P 05 00     0.00   4075.00   10/96       1630.00        978.00     978.00    2608.00
               DRILL PRESS XD59 (BIBB)
000111 06/22/95   4410.00  DH200   P 05 00     0.00   4410.00   10/96       1896.30       1005.48    1005.48    2901.78
               BAND SAW M20411 (HOLOX)
000112 08/02/95    529.98  DH200   P 05 00     0.00    529.98   10/96        227.89        120.84     120.84     348.73
               DRILL PRESS (ENCO)
000113 11/03/95   1577.06  DH200   P 05 00     0.00   1577.06   10/96        315.41        504.66     504.66     820.07
               AC/DC HYPOT JR TESTER
000114 11/21/95   2060.59  DH200   P 05 00     0.00   2060.59   10/96        412.12        659.39     659.39    1071.51
               TRACK TORCH MACHINE 0200-0220 (HOLOX)
000115 11/30/95   9609.60  DH200   P 05 00     0.00   9609.60   10/96       1921.92       3075.07    3075.07    4996.99
               FACTORY CAT SWEEPER RBI-1013 (MARK POPE)
000116 12/05/95   4882.50  DH200   P 05 00     0.00   4882.50   10/96        976.50       1562.40    1562.40    2538.90
               POWER UNIT 2 RAM TSTER AFP ATL 00499 (ORTON)
000117 01/23/96   1167.42  DH200   P 05 00     0.00   1167.42   10/96        233.48        373.58     373.58     607.06
               HEAVY DUTY C-2 VISES-2 (SIP)
000118 01/25/96   1078.46  DH200   P 05 00     0.00   1078.46   10/96        215.69        345.11     345.11     560.80
               HEAVY DUTY C-2 VISES-2 (SIP)
000119 01/31/96   1800.00  DH200   P 05 00     0.00   1800.00   10/96        360.00        576.00     576.00     936.00
               LINCOLN WELDER DC-250 (M DYAL)
000120 01/15/96   3150.35  DH200   P 05 00     0.00   3150.35   10/96        630.07       1008.11    1108.11    1638.18
               TIG WELDER (HOLOX)
000121 01/22/96   8714.54  DH200   P 05 00      000   3714.54   10/96       1742.91       2788.65    2788.65    4531.56
               LAYOUT TABLE (CHATHAM)
000122 02/09/96   8951.25  DH200   P 05 00     0.00   8951.25   10/96       1790.25       2864.40    2864.40    4654.65
               1600 SPRSY CHEMICAL NEUTRALIZER 55493 (FREEMONT)

January 29, 1997                                                          Page 5
5:19 pm                                IPS
                           DEPRECIATION EXPENSE REPORT
                              for DBH Books FY =10
                                   as of 10/97

==================================================================================================================================
                                                                                                     Current
         In Svc  Acquired   Dep    P Est   Salvage/  Depreciable Thru   Prior Accum   Depreciation    Year     Curr Accum
SYS No    Date    Value     Meth   T Life  Sect 179  Basis       Date   Depreciation    This Run     to Date  Depreciation
------   ------  --------   ----   ------  --------  ----------- ----   ------------  ------------   -------  ------------
000123 02/29/96    933.77  DH200   P 05 00     0.00    933.77   10/96         18.675        298.81    298.81    485.56
               BATTERY POWERED 2000# LIFT MAGNAT (McCARR)
000124 02/29/96    340.80 DH200    P 05 00     0.00    340.80   10/96          68.16        109.06    109.06    177.22
               FLYER PUSH TROLLEY 2000#-3 (McCARR)
000125 02/29/96   2541.40 DH200    P 05 00     0.00   2541.40   10/96         508.28        813.25    813.25   1321.53
               VALUSTAR CHAIN HOIST 2000#-2 (McCARR)
000126 02/29/96    945.85  DH200   P 05 00     0.00    945.85   10/96         189.17        302.67    302.67    491.84
               VALUSTAR CHAIN HOIST 500# (McCARR)
000127 02/29/96   2230.09  DH200   P 05 00     0.00   2230.09   10/96         446.02        713.63    713.63   1159.65
               IDEALARC CV-300 WELDER (HOLOX)
000128 02/29/96   4202.55  DH200   P 05 00     0.00   4202.55   10/96         840.51       1344.82   1344.82   2185.33
               KALAMAZOO BAND SAW K20462 (HOLOX)
000129 03/19/96  11859.42  DH200   P 05 00     0.00  11859.42   10/96        2371.88       3795.02   3795.02   6166.90
               IDEALARC WELDERS D-600 -3 (HOLOX)
000130 04/23/96    842.70  DH200   P 05 00     0.00    842.70   10/96         168.54        269.66    269.66    438.20
               ELECTRICAL PARTS BIN (DBS)
000131 04/05/96   6323.70  DH200   P 05 00     0.00   6323.70   10/96        1264.74       2023.58   2023.58   3288.32
               INSTALL OF 3 WELDING MACHINES(DBS)
000132 02/29/96    779.84  DH200   P 05 00     0.00    779.84   10/96         155.97        249.55    249.55    405.52
               NO DESPRIPTION (ASK JOE EUBANKS (ACE ELECTRIC
000133 06/28/96   1400.00  DH200   P 05 00     0.00   1400.00   10/96         280.00        448.00    448.00    728.00
               USED TR450 STUDWELDER (BAY AREA CONTRACTORS)
000134 06/10/96   1344.42  DH200   P 05 00     0.00   1344.42   10/96         268.88        430.22    430.22    699.10
               LIN LN25 W/INTERNAL CONTACTOR(HOLOX)
000135 07/03/96   1042.26  DH200   P 05 00     0.00   1042.26   10/96         208.45        333.52    333.52    541.97
               24" INDUSTRIAL HEAD FANS-6  (DIXIE IND)
000236 08/30/96    400.00  DH200   P 05 00     0.00    400.00   10/96          80.00        128.00    128.00    208.00
               LIFT GATE FIXTURE (DBS)
000137 08/30/96   4000.00  DH200   P 05 00     0.00   4000.00   10/96         800.00       1280.00   1280.00   2080.00
               PRESS HEAD FISTURES-2 (DBS)
000138 08/30/96   4000.00  DH200   P 05 00     0.00   4000.00   10/96         800.00       1280.00   1280.00   2080.00
               MAIN DOOR FIXTURES-2 (DBS
000139 08/30/96   1500.00  DH200   P 05 00     0.00   1500.00   10/96         300.00        480.00    480.00    780.00
               WAER GUIDE FIXTURE (DBS)
000140 08/30/96   2000.00  DH200   P 05 00     0.00   2000.00   10/96         400.00        640.00    640.00   1040.00
               WELDOUT TSBLE (DBS)
000141 08/30/96    500.00  DH200   P 05 00     0.00    500.00   10/96         100.00        160.00    160.00    260.00
               BALE DOG FIXTURE (DBS)
000142 05/16/96   1420.13  DH200   P 05 00     0.00   1420.13   10/96         284.03        454.44    454.44    738.47
               HPE 541 CRIMP TSBLE (ORTON)
000143 08/30/96    332.50  DH200   P 05 00     0.00    332.50   10/96          66.50        106.40    106.40    172.90
               LABOR FOR EXHAUST PIPE (JM MILES)
000144 09/30/96   3710.00  DH200   P 05 00     0.00   3710.00   10/96         742.00       1187.20   1187.20   1929.20
               RIGID 535 PIPE THREADER W/DYES  (R&S)
000145 06/30/96    285.00  DH200   P 05 00     0.00    285.00   10/96          57.00         91.20     91.20    148.20
               BLUE STORAGE CAGE
000146 06/30/96    352.00  DH200   P 05 00     0.00    352.00   10/96          70.40        112.64    112.64    183.04
               TURNBUCKLE RACK
000147 06/30/96   1616.00  DH200   P 05 00     0.00   1616.00   10/96         323.20        517.12    517.12    840.32
                BALE DOOR RACK
000148 06/30/96    418.40  DM200   P 05 00     0.00    418.40   10/96          83.68        133.89    133.89    217.57
               PARTS STORAGE RACK

January 29, 1997                                                          Page 6
5:19 pm
                                       IPS
                           DEPRECIATION EXPENSE REPORT
                              for DBH Books FY = 10
                                   as of 10/97

====================================================================================================================================
                                                                                                    Current
         In Svc  Acquired   Dep    P Est   Salvage/  Depreciable Thru   Prior Accum   Depreciation    Year     Curr Accum
SYS No    Date    Value     Meth   T Life  Sect 179  Basis       Date   Depreciation    This Run     to Date   Depreciation
------   ------  --------   ----   ------  --------  ----------- ----   ------------  ------------   --------  ------------
000149 06/30/96    168.00  DH200   P 05 00     0.00     168.00   10/96          33.60        53.76    53.76      87.36
               SAFETY GATE RACK
000150 06/30/96   2112.00  DH200   P 05 00     0.00    2112.00   10/96         422.40       675.84   675.84    1098.24
               SAW HORSES-24
000151 06/30/96    305.60  DH200   P 05 00     0.00     305.60   10/96          61.12        97.79    97.79     158.91
               BALER FLOOR STORAGE RACK
000152 06/30/96    131.20  DH200   P 05 00     0.00     131.20   10/96          26.24        41.98    41.98      68.22
               ANGLE RACK
000153 06/30/96   1740.00  DH200   P 05 00     0.00    1740.00   10/96         348.00       556.80   556.80     904.80
              DRAWING STANDS-6
000154 06/30/96    273.60  DH200   P 05 00     0.00     273.60   10/96          54.72        87.55    87.55     142.27
               ROUND BAR RACK
000155 06/30/96    385.60  DH200   P 05 00     0.00     385.60   10/96          77.12       123.39   123.39     200.51
               FORKLIFT HOIST
000156 06/30/96    101.00  DH200   P 05 00     0.00    101.00    10/96          20.20        32.32    32.32      52.52
              PARTS STORAGE RACK
000157 06/30/96   1382.40  DH200   P 05 00     0.00   1382.40    10/96         276.48       442.37   442.37     718.85
              WELDER STANDS-18
000158 06/30/96   1220.80  DH200   P 05 00     0.00   1220.80    10/96         244.16       390.66   390.66     634.82
              FORKLIFT WORK PLATFORM- TALL
000159 06/30/96    340.00  DH200   P 05 00     0.00    340.00    10/96          68.00       108.80   108.80     176.80
              FORKLIFT WORK PLATFORM
000160 06/30/96   7500.00  DH200   P 05 00     0.00   7500.00    10/96        1500.00      2400.00   400.00    3900.00
              BALER CART
000161 06/30/96    277.20  DH200   P 05 00     0.00    277.20    10/96          55.44        88.70    88.70     144.14
              WASH SINK
000162 06/30/96    459.20  DH200   P 05 00     0.00    459.20    10/96          91.84       146.94   146.94     238.78
               DOG ASSEMBLY RACK
000163 06/30/96    235.20  DH200   P 05 00     0.00    235.20    10/96          47.04        75.26    75.26     122.30
              3x3 WORK TABLE
000164 06/30/96   1804.80  DH200   P 05 00     0.00   1804.80    10/96         360.96       577.54   577.54     938.50
              4x8 WORK TABLES-B
000165 06/30/96   2520.00  DH200   P 05 00     0.00   2520.00    10/96         504.00       806.40   806.40    1310.40
              STEEL STORAGE RACK
000166 06/30/96    780.00  DH200   P 05 00     0.00    780.00    10/96         156.00       249.60   249.60     405.60
               CUTTING TABLE
000167 06/30/96   5952.00  DH200   P 05 00     0.00   5952.00    10/96        1190.40      1904.64   904.64    3095.04
              CYLINDER RACK-2
000168 06/30/96   1008.00  DH200   P 05 00     0.00   1008.00    10/96         201.60       322.56   322.56     524.16
              PIPE RACK
000169 06/30/96    540.80  DH200   P 05 00     0.00    540.80    10/96         108.16       173.06   173.06     281.22
              SLING RACK
000170 06/30/96   1307.00  DH200   P 05 00     0.00   1307.00    10/96         261.40       418.24   418.24     679.64
              OIL TRANSFER TANK
000171 06/30/96    180.00  DH200   P 05 00     0.00    180.00    10/96          36.00        57.60    57.60      93.60
              SANDER STAND
000172 06/30/96    911.00  DH200   P 05 00     0.00    911.00    10/96         182.20       291.52   291.52     473.72
              HYDRAULIC FITTING RACK
000173 06/30/96   1594.00  DH200   P 05 00     0.00   1594.00    10/96         318.80       510.08   510.08     328.88
              PIPR FITTING RACK 10'
000174 06/30/96    762.00  DH200   P 05 00     0.00    762.00    10/96         152.40       243.84   243.84     396.24
              PIPE FITTING RACK 8'

January 29, 1997
5:19 pm                                IPS                                Page 7
                           DEPRECIATION EXPENSE REPORT
                              for DBH Books FY = 10
                                   as of 10/97

===================================================================================
        In Svc      Acquired   Dep    P  Est     Salvage/      Depreciable    Thru
SYS No   Date        Value     Meth   T  Life    Sect 179      Basis          Date
------  ------      -------    ----   -  ----    --------      -----------    ----
  Count=    78     ---------                        ----        ---------
Class:                 ME
                   231918.88                        0.00        231918.88
Less disposals          0.00                        0.00             0.00
                   ---------                        ----        ---------
Net                231918.88                        0.00        231918.88

       11-8-96     6 HP BLACK MAX                                  450.00 MACRS 7
      12-20-96     ZEP - DYNA BRUTE CLEANER                      1,035.61 MACRS 7
      10-23-97     BISON - CONVEYOR                              6,874.50 MACRS 7
       8-20-96     BEARING SWIVEL                                3,691.64 MACRS 7
       7-31-97     25HP COMPRESSOR                               6,611.51 MACRS 7
       7-31-97     KOHLER WELDER                                 2,597.00 MACRS 7
       9-28-97     HORIZ FRAMING TABLE                           3,951.70 MACRS 7
                                                              -----------
                                                              $257,130.84
                                                              ===========
       11-3-97     PLATE DOG                                       808.70 MACRS 7
      12-12-97     3 TON CHAIN HOIST                               511.47 MACRS 7
      01-31-98     4 SHOP HEATERS                                1,606.96 MACRS 7
        1-8-98     WELDER & ACCESSORIES CV-300                   3,317.24 MACRS 7
       2-17-98     ARGON MIXER                                   2,120.00 MACRS 7
       7-21-98     TORCH & ACCESSORIES                           3,652.37 MACRS 7
                                                              -----------
                   TOTALS 10-31-98                            $269,147.58
                                                              ===========


==================================================================================
        In Svc     Prior Accum    Depreciation   Current Year   Curr Accum
SYS No   Date      Depreciation      This Run       to Date    Depreciation
------   ----      ------------   ------------   ------------  ------------
  Count=    78        --------       --------      --------     ---------
Class:
                      68034.86       65553.62      65553.62     133588.48
Less disposals            0.00                                       0.00
                      --------       --------      --------     ---------
Net                   68034.86       65553.62      65553.62     133588.48

       11-8-96                          64.31                       64.31      110
      12-20-96                         147.99                      147.99      253
      10-23-97                         982.37                      982.37     1683
       8-20-96                         527.54                      527.54      904.
       7-31-97                         944.78                      944.78     1619.
       7-31-97                         371.11                      371.11      636
       9-28-97                         564.70                      564.70    967.7
                                    ---------                  ----------
                                    69,156.42                  137,191.28
                                    =========                  ==========
       11-3-97                                                               115.5
      12-12-97                                                               73.09
      01-31-98                                                               229.6
        1-8-98                                                              474.03
       2-17-98                                                              302.95
       7-21-98                                                              521.92
                                                                        ----------
                                                                        $47,223.77
                                                                        ==========

                                              A/D 10-31-98    $184,415.05

January 29, 1997
5:19 pm                                IPS                                Page 8
                           DEPRECIATION EXPENSE REPORT
  OFFICE EQUIPMENT            for DBH Books FY = 10
                                   as of 10/97          DEPR EXP      A/D
                                            THRU 10/96   96/97     10/31/97

======================================================================================
         In Svc     Acquired   Dep    P  Est      Salvage/      Depreciable    Thru
SYS No    Date       Value     Meth   T  Life     Sect 179      Basis          Date
------  ------      --------   ----   -  ----     --------      -----------    -----
000053  06/10/95      814.48  DH200   P  05 00        0.00           814.48      10/96
               CHAIRS & TABLES (SAM'S)
000054  07/31/95      529.98  DB200   P  05 00        0.00           529.98      10/96
               FAX MACHINE (SAM'S)
000055  07/31/95      313.23  DH200   P  05 00        0.00           313.23      10/96
               DESK CHAIRS-2 (SAM'S)
000056  07/31/95     1119.26  DH200   P  05 00        0.00          1119.26      10/96
               DESKS-3 (OFFICE DEPOT)
000057  07/31/95      59.71   DH200   P  05 00        0.00            59.71      10/96
               ANSWERING MACHINE (WALMART)
000058  10/31/95      409.50  DH200   P  05 00        0.00           409.50      10/96
               TIME CLOCK SN#352130507 (SE BUS MACHINES)
000059  12/05/95      947.79  DH200   P  05 00        0.00           947.79      10/96
               TV & VCR (CIRCUIT CITY)
000060  11/13/95      529.00  DH200   P  05 00        0.00           529.00      10/96
               BROOKWOOD LOVESEAT (JESUP FURNITURE)
000061  11/13/95      419.00  DH200   P  05 00        0.00           419.00      10/96
               FAIRFIELD SETTER (JESUP FURNITURE)
000062  11/13/95      438.00  DH200   P  05 00        0.00           438.00      10/96
               FAIRFIELD CHAIRS-2 (JESUP FURNITURE)
000063  11/13/95      204.75  DH200   P  05 00        0.00           204.75      10/96
               DENNY LAMP (JESUP FURNITURE)
000064  11/13/95      149.00  DH200   P  05 00        0.00           149.00      10/96
               UNIVERSAL END TABLE (JESUP FURNITURE)
000065  11/13/95      174.40  DH200   P  05 00        0.00           174.40      10/96
               BUTLERS TABLE (JESUP FURNITURE)
000066  12/30/95     3237.57  DH200   P  05 00        0.00          3237.57      10/96
               INVENTORY SHELVES (WW GRAINGER)
000067  01/17/96      777.00  DH200   P  05 00        0.00           777.00      10/96
               L SHAPED DESKS-3 (JOHNSON OFFICE)
000068  01/17/96      894.00  DH200   P  05 00        0.00           894.00      10/96
               PNEUMATIC CHAIRS-6 (JOHNSON OFFICE)
000069  01/17/96     1393.00  DH200   P  05 00        0.00          1393.00      10/96
               LATERAL FILES-7 (JOHNSON OFFICE)
000070  01/17/96      150.00  DH200   P  05 00        0.00           150.00      10/96
               3Ox6O STEEL DESK (JOHNSON OFFICE)
000071  01/17/96      346.50  DH200   P  05 00        0.00           346.50      10/96
               CHAIR MATS-9 (JOHNSON OFFICE)
000072  01/17/96      900.00  DH200   P  05 00        0.00           900.00      10/96
               DESKS-4 (JOHNSON OFFICE)
000073  01/17/96      596.00  DH200   P  05 00        0.00           596.00      10/96
               CREDENZAS-4 (JOHNSON OFFICE)
000074  01/17/96      596.00  DH200   P  05 00        0.00           596.00      10/96
               BOOK CASES-4 (JOHNSON OFFICE)
000075  01/17/96      149.00  DH200   P  05 00        0.00           149.00      10/96
               BOOK CASE (JOHNSON OFFICE)
000076  01/17/96      916.00  DH200   P  05 00        0.00           916.00      10/96
               GUEST CHAIRS-4 (JOHNSON OFFICE)
000077  01/17/96      952.00  DH200   P  05 00        0.00           952.00      10/96
               807 GUEST CHAIRS-8 (JOHNSON OFFICE)
000078  01/17/96      600.00  DH200   P  05 00        0.00           600.00      10/96
               EXECUTIVE CHAIRS-2 (JOHNSON OFFICE)

==================================================================================
            Prior Accum      Depreciation     Current Year     Curr Accum
SYS No      Depreciation        This Run         to Date      Depreciation   Key
------      ------------     ------------     ------------    ------------   ---
000053            358.41           182.43           182.43          540.84    109

000054            227.89           120.84           120.84          348.73     72

000055            134.69            71.42            71.42          206.11     42

000056            481.28           255.19           255.19          736.47     76

000057             25.68            13.61            13.61           39.29      8.

000058            167.90            96.64            96.64          264.54     57.

000059            189.56           303.29           303.29          492.85    181.

000060            105.80           169.28           169.28          275.08    101.5

000061             83.80           134.08           134.08          217.88     80.4

000062             87.60           140.16           140.16          227.76     84.

000063             40.95            65.52            65.52          106.47     39.

000064             29.80            47.68            47.68           77.48     28.

000065             34.88            55.81            55.81           90.69     33.4

000066            647.51          1036.02          1036.02         1683.53   1554.

000067            155.40           248.64           248.64          404.04    149.

000068            178.80           286.08           286.08          464.88    171.6

000069            278.60           445.76           445.76          724.36    267.

000070             30.00            48.00            48.00           78.00     68.

000071             69.30           110.88           110.88          180.18     66.

000072            180.00           288.00           288.00          468.00    172.

000073            119.20           190.72           190.72          309.92    114.4

000074            119.20           190.72           190.72          309.92    114.4

000075             29.80            47.68            47.68           77.48     28.61

000076            183.20           293.12           293.12          476.32    175.8

000077            190.40           304.64           304.64          495.04    182.78

000078            120.00           192.00           192.00          312.00    115.20

January 29, 1997
5:19 pm                                IPS                                Page 9
                           DEPRECIATION EXPENSE REPORT
                              for DBH Books FY = 10
                                   as of 10/97
                                                 10/96   96/97 DEPR  10/31/97

=======================================================================================
         In Svc     Acquired   Dep    P  Est      Salvage/      Depreciable    Thru
SYS No    Date       Value     Meth   T  Life     Sect 179      Basis          Date
------   -----      -------    ----   -  ----     --------      -----------    -----
000079  01/17/96      467.00  DH200   P  05 00        0.00           467.00    10/96
               ROUND CONFERENCE TABLE (JOHNSON OFFICE)
000080  01/17/96      556.00  DH200   P  05 00        0.00           556.00    10/96
               SIDE CHAIRS-4 (JOHNSON OFFICE)
000081  01/17/96     1296.00  DH200   P  05 00        0.00          1296.00    10/96
               EXEC L SHAPED DESK (JOHNSON OFFICE)
000082  01/17/96     1112.00  DH200   P  05 00        0.00          1112.00    10/96
               BOOK CASES-2 (JOHNSON OFFICE)
000083  01/17/96      479.00  DH200   P  05 00        0.00           479.00    10/96
               LATERAL FILE (JOHNSON OFFICE)
000084  01/17/96      832.00  DH200   P  05 00        0.00           832.00    10/96
               36x72 DESK (JOHNSON OFFICE)
000085  01/17/96      794.00  DH200   P  05 00        0.00           794.00    10/96
               KEYBRD CREDENZA (JOHNSON OFFICE)
000086  01/17/96      396.00  DH200   P  05 00        0.00           396.00    10/96
               END TABLES-2 (JOHNSON OFFICE)
000087  01/17/96      645.00  DH200   P  05 00        0.00           645.00    10/96
               96" CONFERENCE TABLE (JOHNSON OFFICE)
000088  01/17/96      645.00  DH200   P  05 00        0.00           645.00    10/96
               96" CONFERENCE TABLE (JOHNSON OFFICE)
000089  01/17/96     4895.83  DH200   P  05 00        0.00          4895.83    10/96
               CONFERENCE ROOM CHAIRS-14 (JOHNSON OFFICE)
000090  01/17/96      729.28  DH200   P  05 00        0.00           729.28    10/96
               FLOOR BUFFER (JEM CLEANER)
000091  01/17/96      450.50  DH200   P  05 00        0.00           450.50    10/96
               AP105 TYPEWRITER (SE BUS MACHINES)
000092  03/29/96     2104.10  DH200   P  05 00        0.00          2104.10    10/96
               RICO FAX MACHINE-F24 1460100681 (ACME)
000093  04/30/96     1081.73  DH200   P  05 00        0.00          1081.73    10/96
               FIL1NG CABINET W/BASE (JOHNSON OFFICE)
000094  09/11/96      401.88  DH200   P  05 00        0.00           401.88    10/96
               OFFICE CHAIRS-2 (VIKING OFFICE PROD)
000095  08/14/96      311.64  DH200   P  05 00        0.00           311.64    10/96
               30" FRIDG RANGE (SCHUMAN'S ELECTRIC)
000096  10/21/96     1049.74  DH200   P  05 00        0.00          1049.74    10/96
               25 DRAWER FILING CABINET
 Count:     44      --------                          ----         --------
Class:                  OE
                    35861.87                          0.00         35861.87
Less disposals          0.00                          0.00             0.00
                    --------                          ----         --------
Net                 35861.87                          0.00         35861.87

        07-31-97  SOFA TABLE & BASKET              MACRS 5           263.78
        07-30-97  RUG, TREE & BASKET               MACRS 5           296.66
                                                                 ----------
                TOTALS 10-31-97                                  $36,422.31
                                                                 ==========

        11-30-99  DESK                             MACRS 5           265.00
        12-31-97  BOOKCASE                         MACRS 5           589.36
                                                                 ----------
                TOTALS 10-31-98                                  $37,276.67

================================================================================================
                 Prior Accum       Depreciation       Current Year       Curr Accum
SYS No           Depreciation         This Run           to Date        Depreciation
------           ------------      ------------       ------------      ------------

000079                  93.40            149.44             149.44            242.84

000080                 111.20            177.92             177.92            289.12

000081                 259.20            414.72             414.72            673.92

000082                 222.40            355.84             355.84            578.24

000083                  95.80            153.28             153.28            249.08

000084                 166.40            266.24             266.24            432.64

000085                 158.80            254.08             254.08            412.88

000086                  79.20            126.72             126.72            205.92

000087                 129.00            206.40             206.40            335.40

000088                 129.00            206.40             206.40            335.40

000089                 979.17           1566.66            1566.66           2545.83

000090                 145.86            233.37             233.37            379.23

000091                  90.10            144.16             144.16            234.26

000092                 420.82            673.31             673.31           1094.13

000093                 216.35            346.15             346.15            562.50

000094                  80.38            128.60             128.60            208.98

000095                  62.33             99.72              99.72            162.05

000096                 209.95            335.92             335.92            545.87

Count:      44       -------          --------           --------          --------
Class:
                      7919.01          11177.14           11177.14          19096.15
Less disposals           0.00                                                   0.00
                      -------          --------           --------          --------
Net                   7919.01          11177.14           11177.14          19096.15

                                                             52.76             52.76
                                                             59.33             59.33
                                                        ----------         ---------
                                                        $11,289.23         19,208.24
                                                        ==========         =========






January 29, 1997
5:19 pm                                IPS                               Page 10
                           DEPRECIATION EXPENSE REPORT
  PHONE SYSTEM                  for DBH Books FY = 10
                                   as of 10/97
                                                 10/96   96/97      10/31/97  97

====================================================================================
        In Svc      Acquired   Dep    P  Est      Salvage/      Depreciable    Thru
SYS No   Date        Value     Meth   T  Life     Sect 179      Basis          Date
------  ------      -------    ----   -  ----     --------      -----------    ----
000175  06/13/95     2550.00  DH200   P  05 00        0.00          2550.00    10/96
               COMDIAL UNISYN SYSTEM
000176  12/31/95    28448.40  DH200   P  05 00        0.00         28448.40    10/96
               COMDIAL IMPACT SYSTEM
  Count= 2          --------                          ----         --------
Class:                  T
                    30998.40                          0.00         30998.40
Less disposals          0.00                          0.00             0.00
                    --------                          ----         --------
Net                 30998.40                          0.00         30998.40

=====================================================================================
                 Prior Accum     Depreciation   Current Year    Curr Accum
SYS No           Depreciation       This Run       to Date     Depreciation
------           ------------    ------------   ------------   ------------
000175                1096.50         581.40          581.40        1677.90

000176                5689.68        9103.49         9103.49       14793.17

  Count=   2          -------        -------         -------       --------
Class:
                      6786.18        9684.89         9684.89       16471.07
Less disposals           0.00                                          0.00
                      -------        -------         -------       --------
Net                   6786.18        9684.89         9684.89       16471.07

                                                     A/D 10-31-98            $22,282
                                                                             =======


January 29, 1997
5:19 pm                                IPS                               Page 11
                           DEPRECIATION EXPENSE REPORT
        -VEHICLES-           for DBH Books FY = 10
                                   as of 10/97
                                                 10/96   96/97        10/31/97

====================================================================================
        In Svc      Acquired   Dep    P  Est      Salvage/      Depreciable    Thru
SYS No    Date       Value     Meth   T  Life     Sect 179      Basis          Date
------  ------      -------    ----   -  ----     --------      -----------    ----

000177  08/07/95    25232.92  DH200   A  05 00        0.00         25232.92    10/96
               1994 DODGE RAM 1 TON (WESTSIDE DODGE, JAX)
  Count:     1    ----------                          ----       ----------
Class:                  V
                    25232.92                          0.00         25232.92
Less disposals          0.00                          0.00             0.00
                  ----------                          ----       ----------
Net                 25232.92                          0.00         25232.92

  Count:   172    ----------                          ----       ----------
Grand Total
                  1758463.33                          0.00       1758463.33
Less disposals          0.00                          0.00             0.00
                  ----------                          ----       ----------
Net               1758463.33                          0.00       1758463.33
                  ==========                          ====       ==========

================================================================================================
                       Prior Accum      Depreciation     Current Year     Curr Accum
SYS No                 Depreciation        This Run         to Date      Depreciation
------                 ------------     ------------     ------------    ------------

000177                     10850.16         5753.10           5753.10        16603.26

  Count:     1            ---------       ---------         ---------       ---------
Class:
                           10850.16         5753.10           5753.10        16603.26
Less disposals                 0.00                                              0.00
                          ---------       ---------         ---------       ---------
Net                        10850.16         5753.10           5753.10        16603.26

  Count:   172            ---------       ---------         ---------       ---------
Grand Total
                          160460.40       158314.90         158314.90       318775.30
Less disposals                 0.00                                              0.00
                          ---------       ---------         ---------       ---------
Net                       160460.40       158314.90         158314.90       318775.30
                          =========       =========         =========       =========

                                                                        A/D 10-31-98  $20,055.12
                                                                                      ==========

                     PROMISSORY NOTE AND SECURITY AGREEMENT

$250,000.00                                                        July 22, 1996

      FOR VALUE RECEIVED, the undersigned, International Press and Shear Corporation (hereinafter called "Maker"), does hereby promise to pay to the order of Appling County, Georgia, a political subdivision of the State of Georgia, (hereinafter together with any holder hereof called "Holder"), at its office in Baxley, Appling County, Georgia, or such other place as Holder may designate in writing, in lawful money of the United States of America, the principal sum of Two Hundred Fifty Thousand Dollars ($250,000.00) value received bearing interest from the date hereof at the rate of four percent (4.0%) per annum, and payable as set forth below.

                                    ARTICLE I

                             PRINCIPAL AND INTEREST

      Principal and interest shall be due and payable in eighty-four (84) consecutive monthly installments, each such installment being in the amount of $3,417.20, with the first such installment commencing on the 22nd day of August, 1996, and with a final installment of the entire outstanding principal balance together with all accrued and unpaid interest being due and payable on the 22nd day of July, 2003. If at the time set for the payment of the first installment of principal and interest shall be due and accrued for a period of more or less than one month period, the amount of said first installment shall be increased or decreased to the extent the amount of interest due exceeds or is less than the interest due for a one month period.

      In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is advertently paid by the Maker of inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Maker shall notify the Holder, in writing, that the Maker elects to have such excess sums returned to it forthwith. It is the express intent hereof that the Maker not pay and the Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by the Maker under applicable law.

                                   ARTICLE II

                                SECURITY INTEREST

      This Note is secured by, without limitation, a security interest given by Maker to Holder encumbering the machinery and equipment listed in Exhibit A attached hereto and made a part hereof and future and other machinery and equipment acquired with the

                                   EXHIBIT C
proceeds of this loan; together with all additions thereto and replacements thereof. It is the intention of Maker and Holder that Holder shall have a purchase money security interest in the aforesaid machinery and equipment until the full amount of this note, including principal, interest and other allowable charges have been paid in full, and Maker hereby grants unto Holder such security interest; this instrument constituting for such purposes a security agreement as well as promissory note. Holder is and shall be authorized to file UCC-1 and UCC-2 financing statements and such other evidences of the said security interest as may be provided for under the Georgia Uniform Commercial Code, including amendments thereto and continuations thereof, with or without execution by Maker.

                                   ARTICLE III

                                  LATE CHARGES

      The Holder shall have the optional right to declare the total unpaid balance hereof to be due and forthwith payable in advance of the maturity date of any installment, as fixed herein, upon the failure of the undersigned to pay when due any one of the installments herein, or upon the occurrence of any event of default as provided in the Master Loan Agreement entered into between the parties of even date herewith; all terms and provisions of said agreement being incorporated herein and made a part hereof. Upon exercise of this option by Holder, the entire unpaid principal shall bear interest until paid in full at the rate of eighteen percent (18.0%) percent per annum. Forbearance to exercise this option with respect to any failure or of breach of the Maker shall not constitute a waiver of the right as to any subsequent failure or breach.

                                   ARTICLE IV

                                 GENERAL MATTERS

      Time is of the essence of this Contract and, in case this Note is collected by law or through an attorney at law, or under advise therefrom, the Maker agrees to pay all costs of collection, including fifteen (15%) percent of the principal and interest as attorney's fees. In addition to the foregoing, in the event that any monthly installment is not paid when due, the Holder may collect a "Late Charge" of $5.00 or five cents ($.05) for each Dollar ($1.00), whichever is greater, of each installment payment of interest and principal provided for herein more than ten (10) days in arrears to cover the extra expense involved in handling delinquent accounts. Such charge shall be payable not later than due date of the next monthly installment payment hereon and shall be secured by the Loan Documents.

      The Maker and all endorsers or other parties to this Note severally waive, each for itself or himself and family, any and all homestead and exemption rights which any of them or the family of any of them may have under or by virtue of the Constitution or law of the United States of America or of any state against this Note, any renewal thereof, or any indebtedness represented thereby.

      The Maker and all endorsers or other parties to this Note jointly and severally transfer, convey and assign to the Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and do hereby, jointly and severally, appoint the Holder the attorney in fact for each of them to claim any and all homestead exemption allowed by law.

      The Maker hereby waives presentment, demand for payment, protest and notice of non-payment.

      Maker hereby acknowledges and recognizes that this Note, the Master Loan Agreement and UCC financing statements have been executed and delivered in the State of Georgia. The laws of the State of Georgia shall govern said documents.

      IN WITNESS WHEREOF, the parties hereto have set their hands and seals this 22nd day of July, 1996.

                                                  INTERNATIONAL PRESS
                                                  AND SHEAR CORPORATION   (L.S.)


                                                  By: /s/ Sidney Wildes
                                                     ---------------------------
                                                     Sidney Wildes, President

                                                                (CORPORATE SEAL)

                                    EXHIBIT A

         Item                                               Identification No.

OMi 20 ton overhead crane                                   10130-1
OMi 20 ton overhead crane                                   10130-2
Omi 10 ton overhead crane                                   10131
OMi 5 ton overhead crane                                    10170
John Evans Mfg. 10 ton crane system                         Remanufactured
Caterpillar TC100D 10,000 lb. lift truck                    5KD03499
Caterpillar TC6OD 6,000 lb. lift truck                      08EB08445
Caterpillar T4OB 4,000 lb. lift truck                       2N2068
Lincoln 300 amp welding machine w/attchmts                  U1950407716
Lincoln 300 amp welding machine w/attchmts                  U1950509321
Lincoln 300 amp welding machine w/attchmts                  U1950407638
Lincoln 300 amp welding machine w/attchmts                  U1950407705
Lincoln 600 amp welding machine w/attchmts                  U1950906271
Lincoln 600 amp welding machine w/attchmts                  U1950906274
Lincoln 600 amp welding machine w/artchmts                  U1950906272
Lincoln 600 amp welding machine w/attchmts                  U1950906330
Lincoln 600 amp welding machine w/attchmts                  U1950906267
Lincoln 600 amp welding machine w/attchmts                  U1950906243
Lincoln IdealArc DC-250 welding machine w/attchmts          U1940324701
Lincoln TIG 255 welding machine w/attchmts                  U1950417609
Lincoln 600 amp welding machine w/attchmts                  U1950906268
Lincoln IdealArc DC-600 welding machine w/attchmts          U1950906265
Lincoln IdealArc DC-600 welding machine w/attchmts          U1950310649
Lincoln IdealArc DC-600 welding machine w/attchmts          U1950906273
Lincoln IdealArc CV-300 welding machine w/attchmts          U1951203169
Lincoln IdealArc DC-600 welding machine w/attchmts          U1960209256
Lincoln IdealArc DC-600 welding machine w/attchmts          U1960209255
Lincoln IdealArc DC-600 welding machine w/attchmts          U1950906332
C&G Sft. x 3Oft. burn table                                 N/A
Steel layout table                                          N/A
Six steel jig tables                                        N/A

Kalamazoo 9in. x 16in. band saw                             M20411
Kalamazoo band saw, H9AW, 11 Ov                             K20462
Ecoa drill press                                            N/A
Ecoa drill press (heavy duty)                               XD59
Enco floor model drill press                                126-2240 (stock no.)
Magnetic drill                                              MILW4208-1
1994 Dodge Ram 3500 truck w/12' steel bed                   1B6ML3L25662387
Factory Cat model 48 rider sweeper                          RBI-1013
Power Unit tester                                           AFP ATL00499
Mod. 1600 pressure spray/neutralizing system                55493
Steamboat ratchet jack, 20 ton                              2979T24
\/IC VCM 200 track torch machine                            0200-0220
Four (4) Vise grip heavy duty pliers                        N/A
Cylinder/pump/fittings                                      C1014C/P55
Air gun/air gun system                                      JGHV-5465-FF
(2) Air grinders, 7"                                        GA-7X
Electrical parts bin                                        N/A
Battery powered lift magnet, 2000 lb.                       3530T14
(3) Flyer push trolleys, 2000 lb.                           3269T3
(2) Valustar chain hoist, 2000 lb/10 ft, 115v, 1/2hp        9477T86
Valustar chain hoist, 500 lb/10 ft, 115v, 1/4 hp            9477T84

                           -- Bottom Line Software --
                              Amortization Schedule

Date printed               :     09-05-1996                       Page 1
Principal amount           :     250,000.00         Payee: Development Authority
Payment amount             :       3,417.20         Payor: Intl Press & Shear
No. payments / year        :             12         Comments...
Interest rate, pct / annum :         4.0000         Manufacturing equipment
Date of Note               :       07-22-96
Date of first payment      :       08-22-96

================================================================================
Page no. 1
Pmt.       Date        Total      Interest    Principal    Balance    Cumulative
No.        Due        Payment     Payment      Payment    Remaining    Interest

 1     08-22-1996    3,417.20      833.33      2,583.87   247,416.13     833.33
 2     09-22-1996    3,417.20      824.72      2,592.48   244,823.65   1,658.05
 3     10-22-1996    3,417.20      816.08      2,601.12   242,222.53   2,474.13
 4     11-22-1996    3,417.20      807.41      2,609.79   239,612.74   3,281.54
 5     12-22-1996    3,417.20      798.71      2,618.49   236,994.25   4,080.25
--------------------------------------------------------------------------------
       12-31-1996 FYE Total      4,080.25     13,005.75   236,994.25
--------------------------------------------------------------------------------

 6     01-22-1997    3,417.20      789.98      2,627.22   234,367.03   4,870.23
 7     02-22-1997    3,417.20      781.22      2,635.98   231,731.05   5,651.45
 8     03-22-1997    3,417.20      772.44      2,644.76   229,086.29   6,423.89
 9     04-22-1997    3,417.20      763.62      2,653.58   226,432.71   7,187.51
10     05-22-1997    3,417.20      754.78      2,662.42   223,770.29   7,942.29
11     06-22-1997    3,417.20      745.90      2,671.30   221,098.99   8,688.19
12     07-22-1997    3,417.20      737.00      2,680.20   218,418.79   9,425.19
13     08-22-1997    3,417.20      728.06      2,689.14   215,729.65  10,153.25
14     09-22-1997    3,417.20      719.10      2,698.10   213,031.55  10,872.35
15     10-22-1997    3,417.20      710.11      2,707.09   210,324.46  11,582.46
16     11-22-1997    3,417.20      701.08      2,716.12   207,608.34  12,283.54
17     12-22-1997    3,417.20      692.03      2,725.17   204,883.17  12,975.57
--------------------------------------------------------------------------------
       12-31-1997 FYE Total      8,895.32     32,111.08   204,883.17
--------------------------------------------------------------------------------

18     01-22-1998    3,417.20      682.94      2,734.26   202,148.91  13,658.51
19     02-22-1998    3,417.20      673.83      2,743.37   199,405.54  14,332.34
20     03-22-1998    3,417.20      664.69      2,752.51   196,653.03  14,997.03
21     04-22-1998    3,417.20      655.51      2,761.69   193,891.34  15,652.54
22     05-22-1998    3,417.20      646.30      2,770.90   191,120.44  16,298.84
23     06-22-1998    3,417.20      637.07      2,780.13   188,340.31  16,935.91
24     07-22-1998    3,417.20      627.80      2,789.40   185,550.91  17,563.71
25     08-22-1998    3,417.20      618.50      2,798.70   182,752.21  18,182.21

Page no. 2
Pmt.       Date        Total      Interest    Principal    Balance    Cumulative
No.        Due        Payment     Payment      Payment    Remaining    Interest

26     09-22-1998    3,417.20      609.17      2,808.03   179,944.18   18,791.38
27     10-22-1998    3,417.20      599.81      2,817.39   177,126.79   19,391.19
28     11-22-1998    3,417.20      590.42      2,826.78   174,300.01   19,981.61
29     12-22-1998    3,417.20      581.00      2,836.20   171,463.81   20,562.61
--------------------------------------------------------------------------------
       12-31-1998 FYE Total      7,587.04     33,419.36   171,463.81
--------------------------------------------------------------------------------

30     01-22-1999    3,417.20      571.55      2,845.65   168,618.16   21,134.16
31     02-22-1999    3,417.20      562.06      2,855.14   165,763.02   21,696.22
32     03-22-1999    3,417.20      552.54      2,864.66   162,898.36   22,248.76
33     04-22-1999    3,417.20      542.99      2,874.21   160,024.15   22,791.75
34     05-22-1999    3,417.20      533.41      2,883.79   157,140.36   23,325.16
35     06-22-1999    3,417.20      523.80      2,893.40   154,246.96   23,848.96
36     07-22-1999    3,417.20      514.16      2,903.04   151,343.92   24,363.12
37     08-22-1999    3,417.20      504.48      2,912.72   148,431.20   24,867.60
38     09-22-1999    3,417.20      494.77      2,922.43   145,508.77   25,362.37
Just a reminder, if you use this program, you should purchase it.
39     10-22-1999    3,417.20      485.03      2,932.17   142,576.60   25,847.40
40     11-22-1999    3,417.20      475.26      2,941.94   139,634.66   26,322.66
41     12-22-1999    3,417.20      465.45      2,951.75   136,682.91   26,788.11
--------------------------------------------------------------------------------
       12-31-1999 FYE Total      6,225.50     34,780.90   136,682.91
--------------------------------------------------------------------------------

42     01-22-2000    3,417.20      455.61      2,961.59   133,721.32   27,243.72
43     02-22-2000    3,417.20      445.74      2,971.46   130,749.86   27,689.46
44     03-22-2000    3,417.20      435.83      2,981.37   127,768.49   28,125.29
45     04-22-2000    3,417.20      425.89      2,991.31   124,777.18   28,551.18
46     05-22-2000    3,417.20      415.92      3,001.28   121,775.90   28,967.10
47     06-22-2000    3,417.20      405.92      3,011.28   118,764.62   29,373.02
48     07-22-2000    3,417.20      395.88      3,021.32   115,743.30   29,768.90
49     08-22-2000    3,417.20      385.81      3,031.39   112,711.91   30,154.71
50     09-22-2000    3,417.20      375.71      3,041.49   109,670.42   30,530.42
51     10-22-2000    3,417.20      365.57      3,051.63   106,618.79   30,895.99
52     11-22-2000    3,417.20      355.40      3,061.80   103,556.99   31,251.39
53     12-22-2000    3,417.20      345.19      3,072.01   100,484.98   31,596.58
--------------------------------------------------------------------------------
       12-31-2000 FYE Total      4,808.47     36,197.93   100,484.98
--------------------------------------------------------------------------------

54     01-22-2001    3,417.20      334.95      3,082.25    97,402.73   31,931.53
55     02-22-2001    3,417.20      324.68      3,092.52    94,310.21   32,256.21
56     03-22-2001    3,417.20      314.37      3,102.83    91,207.38   32,570.58
57     04-22-2001    3,417.20      304.02      3,113.18    88,094.20   32,874.60

Page no. 3
Pmt.       Date        Total      Interest    Principal    Balance    Cumulative
No.        Due        Payment     Payment      Payment    Remaining    Interest

58     05-22-2001    3,417.20      293.65     3,123.55     84,970.65   33,168.25
59     06-22-2001    3,417.20      283.24     3,133.96     81,836.69   33,451.49
60     07-22-2001    3,417.20      272.79     3,144.41     78,692.28   33,724.28
61     08-22-2001    3,417.20      262.31     3,154.89     75,537.39   33,986.59
62     09-22-2001    3,417.20      251.79     3,165.41     72,371.98   34,238.38
63     10-22-2001    3,417.20      241.24     3,175.96     69,196.02   34,479.62
64     11-22-2001    3,417.20      230.65     3,186.55     66,009.47   34,710.27
65     12-22-2001    3,417.20      220.03     3,197.17     62,812.30   34,930.30
--------------------------------------------------------------------------------
       12-31-2001 FYE Total      3,333.72    37,672.68     62,812.30
--------------------------------------------------------------------------------

66     01-22-2002    3,417.20      209.37     3,207.83     59,604.47   35,139.67
67     02-22-2002    3,417.20      198.68     3,218.52     56,385.95   35,338.35
68     03-22-2002    3,417.20      187.95     3,229.25     53,156.70   35,526.30
69     04-22-2002    3,417.20      177.19     3,240.01     49,916.69   35,703.49
70     05-22-2002    3,417.20      166.39     3,250.81     46,665.88   35,869.88
Just a reminder, if you use this program, you should purchase it.
71     06-22-2002    3,417.20      155.55     3,261.65     43,404.23   36,025.43
72     07-22-2002    3,417.20      144.68     3,272.52     40,131.71   36,170.11
73     08-22-2002    3,417.20      133.77     3,283.43     36,848.28   36,303.88
74     09-22-2002    3,417.20      122.83     3,294.37     33,553.91   36,426.71
75     10-22-2002    3,417.20      111.85     3,305.35     30,248.56   36,538.56
76     11-22-2002    3,417.20      100.83     3,316.37     26,932.19   36,639.39
77     12-22-2002    3,417.20       89.77     3,327.43     23,604.76   36,729.16
--------------------------------------------------------------------------------
       12-31-2002 FYE Total      1,798.86    39,207.54     23,604.76
--------------------------------------------------------------------------------

78     01-22-2003    3,417.20       78.68     3,338.52     20,266.24   36,807.84
79     02-22-2003    3,417.20       67.55     3,349.65     16,916.59   36,875.39
80     03-22-2003    3,417.20       56.39     3,360.81     13,555.78   36,931.78
81     04-22-2003    3,417.20       45.19     3,372.01     10,183.77   36,976.97
82     05-22-2003    3,417.20       33.95     3,383.25      6,800.52   37,010.92
83     06-22-2003    3,417.20       22.67     3,394.53      3,405.99   37,033.59
84     07-22-2003    3,417.34       11.35     3,405.99          0.00   37,044.94
--------------------------------------------------------------------------------
       12-31-2003 FYE Total        315.78    23,604.76          0.00
--------------------------------------------------------------------------------

                                 PROMISSORY NOTE

$720,000.00                                                      Baxley, Georgia
                                                                   April 5, 1996

      FOR VALUE RECEIVED, the undersigned, DEVELOPMENT AUTHORITY OF APPLING COUNTY, a body politic created by statutory authority contained in provisions of an Act of the Georgia General Assembly (Ga.Laws, 1969, p.137, et.seq., as amended) ("Maker"), hereby promises to pay to the order of SOUTHTRUST BANK OF FLORIDA, N.A. ("Lender"), a national banking association, at the office of the Lender at 1301 Riverplace Boulevard, Jacksonville, Florida 32207 or such other place as the holder may designate in writing, the sum of Seven Hundred Twenty Thousand and NO/l00 Dollars ($720,000.00) or such lesser amount as may be outstanding from time to time, with interest thereon at the rates provided hereinafter and with payments of principal and interest as specified below.

      Interest on this Note shall be computed on the basis of a 360-day year for the actual number of days elapsed in an interest period (actual/360 computation). From the date hereof until the fifth anniversary of this Note, interest shall accrue at eight and one-quarter percent (8.25%) per annum. On the fifth and tenth anniversaries of this Note ("Adjustment Dates") the interest rate shall be adjusted to equal the rate borne on such Adjustment Date by U.S. Treasury Bills with five year maturities, plus 2.8% per annum, and shall be fixed at such rate until the next Adjustment Date or the maturity of this Note.

      During the term of this Note, Maker shall make regular monthly payments of principal and accrued interest, applied first to interest then to principal, in the amount of $6,134.87 beginning on May 20, 1996 and continuing on the same day each month until maturity; provided that if the interest rate is changed on any Adjustment Date, Lender may recalculate the remaining regular monthly payments so as to amortize the remaining principal balance plus accrued interest at the adjusted rate, in equal payments over a period equal to twenty years minus the already expired term of the Note. The entire principal balance of this Note, and all accrued interest shall be due and payable in full on the fifteenth anniversary of this Note.

      This Note may be prepaid in whole or in part without penalty at any time. Any partial prepayment shall be applied first against accrued but unpaid interest and then against principal.

      After maturity, whether normal maturity or upon acceleration, the unpaid principal balance of this Note and, to the extent permitted by law, any accrued but unpaid interest thereon, shall accrue interest until paid in full at the highest rate permitted by law. Nothing contained herein shall entitle the holder of this Note to demand or collect interest or charges in the nature of interest in excess of that permitted by law and if any such excess is collected, it shall he promptly paid to the Maker together with interest thereon at the highest lawful rate in effect at the time of such overcharge.

                                   EXHIBIT D

      This Note is secured by and entitled to the benefit of a Loan Agreement of even date herewith executed and delivered by Maker to Lender and encumbering certain property as described therein. This Note is also entitled to the benefits of a Deed to Secure Debt (the "Security Deed") and of other collateral instruments executed and delivered this date by Maker to Lender.

      If default be made in the payment of any amounts required to be paid under this Note or if there exists any event of default under the Loan Agreement or Security Deed, then the holder hereof may, at its option, declare the entire principal balance and accrued interest to be immediately due and payable without notice, time being of the essence.

      The Maker and all endorsers and guarantors of this Note, now or hereafter becoming liable hereon, waive demand, presentment, protest and notice of protest and dishonor and all other notices or requirements which might otherwise be necessary to bind them.

      If the Maker defaults under this Note, it shall be obligated to pay all costs, including reasonable attorneys' fees, incurred by the holder in pursuing its remedies hereunder and under any instrument securing this Note, including costs and fees on appeal and in insolvency proceedings.

      This Note shall be governed by the laws of Georgia.

      MAKER AND PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE TO MAKE THE LOAN EVIDENCED BY THIS NOTE.

                                       DEVELOPMENT AUTHORITY OF
                                       APPLING COUNTY


                                       By: /s/ Mike Cleland
                                          --------------------------------------
                                               Mike Cleland
                                          --------------------------------------
                                          Print Name

                                          Its Chairman
                                              ----------------------------------


                                       Attest: /s/ H. Hollis Crummey, Sec-Treas.
                                              ----------------------------------
                                              H. Hollis Crummey, Sec.

                UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

      This Guaranty is made as of the 5th day of April, 1996, by Waste Technology Corp., Consolidated Baling Machine Company, Inc. and International Press & Shear Corp. ("Guarantor"):

                                   WITNESSETH:

      1. Guaranty.

            IN CONSIDERATION of the sum of $10.00 cash in hand paid, and other valuable consideration, as well as for the purpose of seeking to induce SouthTrust Bank of Florida, N.A. ("Lender") to extend credit in the amount of approximately $720,000 to Development Authority of Appling County ("Principal"), pursuant to a promissory note (the "Note") of even date herewith, Guarantor does hereby unconditionally and irrevocably, jointly and severally, if more than one, guarantee to Lender and to its endorsees, transferees, successors, or assigns of either this Guaranty or any of the obligations secured hereunder, or both, the prompt payment of all obligations of the Principal owed to Lender pursuant to the Note and the Deed to Secure Debt of even date herewith securing the Note (collectively, the "Obligation"), and does hereby agree that if the Obligation is not paid by the Principal in accordance with its terms, the Guarantor will immediately make such payments upon written demand by Lender.

      2. Nature of Guaranty. This is a continuing, unconditional and irrevocable guaranty of payment, not of collection, which may be enforced one or more times. No revocation or attempted revocation of this Guaranty shall affect any Obligation then outstanding or any future Obligations arising from advances or other extensions of credit for which Lender is then committed, or from advance to protect or preserve any collateral for the Obligation or to otherwise protect the interests of Lender, including any advances for taxes or insurance or to pay off or cure defaults under any senior mortgages or Security interests encumbering any such collateral.

      3. Obligations Guaranteed. The obligations of this Guaranty include all of Principal's obligations under the Obligation and any renewals or extensions, in whole or in part, together with all damages, losses, costs, interest, charges, expenses, including attorneys' fees, and liabilities of every kind, nature and description suffered or incurred by Lender arising in any manner out of, or in any way connected with or growing out of the Obligation, including any indemnification obligations and any obligations to repay advances made by Lender after default.

      4. Consent. Guarantor hereby consents and agrees that Lender may at any time, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by Lender or for its account securing any indebtedness or liability covered by this Guaranty or substitute other collateral or compromise, extend or modify the terms of the Obligation, all without notice to or further consent from the Guarantor, and any such action shall not in any way affect the liability of the Guarantor hereunder; provided however, that if Lender increases the interest rate or otherwise modifies the terms of the Obligation in any way that materially and adversely affects the liability of Guarantor, Lender shall obtain the prior written consent of Guarantor to such change.

      5. Right to Proceed Directly. In any event, Lender shall have the right to proceed first against Guarantor without first proceeding against the Principal or any property securing payment of the Obligation, or any other guarantor or endorser of the Obligation.

      6. Waivers.

            (a) Guarantor hereby waives and agrees not to assert or take advantage of (i) any right to require Lender to proceed against security held by it at any time or to pursue any other remedy in its power before proceeding against the Guarantor; (ii) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation by Principal or Guarantor; (iii) demand, protest, notice of protest, notice of dishonor, and notice of any kind including, without limitation, notice of acceptance of this Guaranty, notice of default, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any other person whomsoever, in connection with the Obligation; (iv) any defense based upon any election of remedies by Lender; (v) any election to proceed by nonjudicial rather than judicial foreclosure; (vi) any duty on the part of Lender to disclose to the undersigned any facts it may now or hereafter know about Principal; (viii) any defense based upon failure (including negligent failure) of the Lender to perfect or preserve its rights or priorities in collateral or to exercise diligence or commercial reasonableness in the repossession, preservation or disposition of collateral, including failure to conform to the requirements of
Section 9-504 of the Uniform Commercial Code; and (vii) the unenforceability (because of bankruptcy or for any other reason) of the obligations guaranteed hereby.

            (b) Guarantor hereby agrees that Lender may grant extensions of time or other indulgences or waivers in respect of the Obligation without notice to any Guarantor and without affecting the liability of any Guarantor under this Guaranty in any respect.

            (c) Guarantor agrees that any inspections of property which is collateral shall be for the sole benefit of the Lender and Lender's failure to make such inspections or failure to find or require correction of any defects shall not affect Guarantor's obligations.

      7. Representations and Warranties. Guarantor represents and warrants to Lender that (a) the financial statements of Guarantor, if any, furnished to Lender are true and correct and that there have been no material adverse changes in the financial condition of Guarantor since the date of such statements; (b) the loan by the Lender to the Principal confers direct and equivalent benefits on Guarantor; (c) Guarantor is neither insolvent nor will be rendered insolvent by the execution of this Guaranty; (d) except as disclosed in writing to Lender, there is no litigation, claim or proceeding pending or threatened against Guarantor which, if determined adversely, would have a material adverse effect on the financial condition of

Guarantor; (e) Guarantor has full right and authority to execute and deliver this Guaranty, and this Guaranty is a valid and enforceable obligation of Guarantor; and (f) this Guaranty is not made or incurred with the intent to hinder, delay or defraud any present or future creditors of Guarantor, does not leave Guarantor with an unreasonably small capital with which to conduct Guarantor's business, and is not entered into with the intent to incur or with the belief that Guarantor will incur debts beyond Guarantor's ability to pay.

      8. Attorneys' Fees. If this Guaranty is placed in the hands of an attorney-at-law for enforcement, Guarantor hereby agrees to pay the costs thereof, including Lender's reasonable attorneys' fees for such enforcement, whether or not suit be brought and whether at trial or on appeal or in insolvency proceedings.

      9. Benefit. The Guarantor agrees that this Guaranty shall inure to the benefit of and may be enforced by Lender, or its endorsees, transferees, successors and assigns, and shall be binding upon and enforceable against each Guarantor and Guarantor's legal representatives, heirs, successors and/or assigns. Neither the death nor incompetency of Guarantor shall discharge or diminish the Guaranty.

      10. Reinstatement. If at any time before or after termination of this Guaranty, the Lender is required to pay or deliver back to the Principal, Guarantor or any other person (including any trustee, debtor-in-possession, receiver or other person on behalf of the Principal or any Guarantor or their estates), any payment or property received, this Guaranty shall continue or be reinstated as to such payment or property.

      11. Governing Law. This Guaranty shall be governed by the laws of Florida.

      12. Venue and Jurisdiction. Any suit, action or proceeding against Guarantor may be brought in the courts of the State of Florida or in the U.S. District Court for the Middle District of Florida as the Lender (in its sole discretion) may elect, and Guarantor hereby accepts the nonexclusive jurisdiction of those courts for the purpose of any suit, action or proceeding. In addition, Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection which Guarantor may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any judgment entered by any court in respect of any part thereof brought in the State of Florida, and hereby further irrevocably waives any claim that any suit, action or proceeding brought in the State of Florida has been brought in an inconvenient forum.

      13. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, the validity and enforceability of the other terms herein shall not be affected and this agreement shall be construed and enforced as if such invalid or unenforceable terms had not been included.

      14. Financial Statements. Guarantor agrees to provide to the Lender (a) on or before 90 days after the end of each fiscal year of the Guarantor, current financial statements and

(b) on request, copies of federal income tax returns and such other financial information as the Lender may require. Guarantor shall provide signed personal financial statements in such form and at such times as Lender may require. Guarantor shall give immediate written notice to Lender of any adverse change in Guarantor's condition, financial or otherwise.

      15. Preservation of Entity, Assets. Guarantor agrees not to (a) liquidate or dissolve or permit liquidation or dissolution, (b) merge or consolidate with any person, (c) sell, lease or otherwise dispose of all or a substantial portion of its assets, or (d) pay or declare any dividend or make any distribution to any person if, after giving effect thereto, the net worth of Guarantor would be less than that existing on the date hereof. Guarantor shall not transfer or dispose of substantial assets except in the ordinary course of business and for full, fair and equivalent consideration paid to Guarantor.

      16. Notices. Notices required or permitted hereunder shall be sent to the parties at the addresses set forth beneath their signatures or to such other addresses as the parties may designate in writing to each other from time to time. Notices shall be deemed to be delivered when delivered by hand or courier, when sent by telex, or when placed in the United States mail, properly addressed and with sufficient postage.

      17. Multiple Parties. If there is more than one Principal or Guarantor, references herein to "Principal" or "Guarantor" shall include each and all such parties, and all obligations and representations herein shall be jointly and severally made by each of such parties.

      18. Enforcement. Suit may be brought against Guarantor hereunder one or more times. Judgment may be had for the liability of Guarantor existing at the time of judgment without prejudice to the right of the Lender to demand and receive from Guarantor payment of any additional amounts for which Guarantor may thereafter become liable, including, without limitation, any additional amounts arising because of accrued interest on the Obligation or additional advances or extensions of credit to Principal. If because of reductions in the outstanding Obligation after the date of payment by Guarantor hereunder, the aggregate liability as finally determined of Guarantor is reduced below the amount of such payment, the Lender shall promptly refund such excess to Guarantor. Uncertainty as to the final liability of Guarantor shall not be a defense to or ground for delay of any action hereunder or delay in execution of any judgment obtained with respect hereto.

      19. Additional Guaranty. Unless otherwise specifically provided herein, this Guaranty shall be in addition to and not in replacement of any other guaranties by Guarantor to the Lender, all of which other guaranties are hereby ratified and confirmed as now existing, without diminution.

      20. Term. This Agreement shall remain in full force and effect until the entire Obligation is satisfied, there exists no further obligation on the part of Lender to extend credit to the Principal and the Obligation has been formally terminated. Any obligations of the Principal guaranteed hereby which survive payment, satisfaction or termination of the Note or other documents constituting the Obligation shall continue to be guaranteed hereby notwithstanding the satisfaction or release of this Agreement.

      21. Waiver of Jury Trial. GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED UPON THIS AGREEMENT OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

      IN WITNESS WHEREOF, the Guarantor has executed this Agreement as of the date set forth above.

Signed, sealed and delivered
in the presence of:                         WASTE TECHNOLOGY CORP.


  /s/ J. Alexander Johnson                  By: /s/ Ted C. Flood
----------------------------                   ---------------------------------
  J. Alexander Johnson                            Ted C. Flood
----------------------------                   ---------------------------------
Print Name                                        Print Name

                                               Its CEO
                                                  ------------------------------

[NOTARY SEAL]

/s/ Jane Coleman
----------------------------
    Jane Coleman
----------------------------
Print Name

                                            CONSOLIDATED BALING MACHINE
                                            COMPANY, INC.


  /s/ J. Alexander Johnson                  By: /s/ Ted C. Flood
----------------------------                   ---------------------------------
  J. Alexander Johnson                            Ted C. Flood
----------------------------                   ---------------------------------
Print Name                                        Print Name

                                               Its CEO
                                                  ------------------------------

[NOTARY SEAL]

/s/ Jane Coleman
----------------------------
    Jane Coleman
----------------------------
Print Name

                             (Signatures Continued)

                                            INTERNATIONAL PRESS & SHEAR CORP.


   /s/ J. Alexander Johnson                By: /s/ Sidney Wildes
----------------------------                   ---------------------------------
   J. Alexander Johnson                           Sidney Wildes
----------------------------                   ---------------------------------
Print Name                                        Print Name

                                               Its CEO
                                                  ------------------------------


/s/ Jane Coleman
----------------------------
    Jane Coleman
----------------------------
Print Name

[NOTARY SEAL]

                                     Accepted:

                                     SOUTHTRUST BANK OF FLORIDA, N.A.

                                     By     /s/ Richard {ILLEGIBLE]
                                       -------------------------------
                                              Its SV.P. President
                                                  ------------------------------

                                    BORROWER
                      AMERISOUTH RECYCLING OF ALABAMA, INC

SUNTRUST                                                             COMMERCIAL
                                                                     FIXED RATE
                                                                     PROMISSORY
                                                                         NOTE

SunTrust Bank, Southeast Georgia, NA
Post Office Box 1477
Brunswick, GA 31521-1477
(912) 265-0260   "LENDER"                 ADDRESS

                                   2968-C ASK-KAY DRIVE
                                   SMYRNA, GA 30080
                                   TELEPHONE NO.          IDENTIFICATION NO.
                                   (770) 436-9994         58-2274467

-------------------------------------------------------------------------------------------------
   OFFICER           INTEREST       PRINCIPAL      FUNDING     MATURITY      CUSTOMER       LOAN
IDENTIFICATION         RATE          AMOUNT         DATE         DATE         NUMBER       NUMBER
                                                  25 /s/ JJ    25 /s/ JJ
307 12T               9.750%      $116,345.00     09/04/98     09/04/03
-------------------------------------------------------------------------------------------------

Purpose: PURCHASE EQUIPMENT

PROMISE TO PAY: For value received. Borrower promises to pay to the order of Lender the principal amount of One Hundred Sixteen Thousand Three Hundred Forty Five and no/100 Dollars ($ 116,345.00) plus interest on the unpaid principal balance at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amounts received by Lender shall be applied first to late charges and expenses, accrued unpaid interest, then to unpaid principal, or in any other order as determined by Lender, in Lender's sole discretion, as permitted by law.

INTEREST RATE: Interest shall be computed on the basis of the actual number of days over 360 days per year. Interest on this Note shall be calculated and payable at the fixed rate of 9.750% per annum.

DEFAULT RATE: If there is an Event of Default under this Note, the Lender may, in its discretion, increase the interest rate on this Note to: 4% per annum above interest rate accruing at maturity or at acceleration or the maximum interest rate Lender is permitted to charge by law, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

                                           25 /s/ JJ
59 payments of $2,465.58 beginning October 04, 1998 arid continuing at monthly time intervals thereafter. A final payment of the unpaid principal balance plus accrued interest is due and payable on September 04, 2003.
                                            25 /s/ JJ

PREPAYMENT: This Note may be prepaid in pan or in full on or before its maturity date. If this Note contains more than one installment, any partial prepayment will not affect the due date or the amount of any subsequent installment, unless agreed to, in writing, by Borrower and Lender. If this Note is prepaid in full, there will be: /x/ No minimum finance charge or prepayment penalty. / / A minimum finance charge of $ __________ / / A prepayment penalty of:

LATE CHARGE: If a payment is received more than 15 days late, Borrower will be charged a late charge of: / /_____________ % of the unpaid portion of the payment; /x/ $50.00 or 5.00% of the unpaid portion of the payment, whichever is / / greater /x/ less.

COLLATERAL: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in all of Borrower's right, title, and interest in all monies, instruments, savings, checking and other accounts of Borrower (excluding IRA, Keogh and other accounts subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. /x/ If checked, the obligations under this Note are also secured by the collateral described in any security instruments executed in connection with this Note, and any collateral described in any other security instruments securing this Note or all of Borrower's obligations to Lender.

RENEWAL: / / If checked, this Note is a renewal, but not a satisfaction, of Loan Number ______________.

--------------------------------------------------------------------------------
THE PERSONS SIGNING BELOW ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTAND, AND AGREE TO THE PROVISIONS OF THIS NOTE, INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE, AND FURTHER ACKNOWLEDGE RECEIPT OF AN EXACT COPY OF THIS NOTE.

Dated: September 04, 1998

BORROWER: AMERISOUTH RECYCLING                  BORROWER: AMERISOUTH RECYCLING
          OF ALABAMA, INC                                 OF ALABAMA, INC


By: /s/ EDWARD A COLLIER                        By: /s/ H. Lee Roper
    ------------------------                        --------------------

EDWARD A COLLIER, JR                            H. Lee Roper
PRESIDENT                                       SECRETARY

                                   EXHIBIT E

                                   ----------
                                   SCHEDULE A
                                   ----------

PROPERTY TO BE INSURED/COVERAGE

Titled Vehicles:
Type of Coverage:
Amount of Coverage:
Maximum Deductible:
Basis of Coverage:
Policy Endorsements:

UCC Collateral: MODEL AT-980-HS-100 AUTO-TIE BALER S/N 3019
                MANUFACTURED BY INTERNATIONAL PRESS & SHEAR CORPORATION

Type of Coverage: ALL RISKS
Amount of Coverage: 116,245.00
Maximum Deductible:
Basis of Coverage:
Policy Endorsements: SunTrust Bank as Loss Payee

Mobile Home:

Type of Coverage:
Amount of Coverage:
Maximum Deductible:
Basis of Coverage:
Policy Endorsements:

Boat:

Motor:

Trailer:

Type of Coverage:
Amount of Coverage:
Maximum Deductible:
Basis of Coverage:
Policy Endorsements:

Aircraft:

Type of Coverage:
Amount of Coverage:
Maximum Deductible:
Basis of Coverage:
Policy Endorsements:

Aircraft Avionics:

                               GUARANTY OF PAYMENT

      For the sum of $10.00 and for value received, the undersigned hereby unconditionally guarantees the payment of that certain Promissory Note dated September 25, 1998 evidencing a loan in the amount of $116,345.00 by SunTrust Bank, Southeast Georgia, NA to AmeriSouth Recycling of Alabama, Inc., and all extensions or renewals thereof, and all expenses, including reasonable attorney's fees, incurred in the collection thereof, the enforcement of rights under any security therefor and the enforcement hereof, and waive presentment, demand, notice of dishonor, protest and all other notices whatever, and agree that the holder of said Note may from time to time extend or renew said Note for any period (whether or not longer than the original period of said Note), and may grant any compromises or indulgences with respect to said Note or any extension or renewal thereof or any security therefor or to any party liable thereunder or hereunder (including but not limited to failure or refusal to exercise one or more of the rights or remedies provided by said Note), without affecting the liability of the undersigned hereunder, provided that the undersigned is given at least five business days written notice in advance of any such action; and the undersigned may be sued by the holder hereof with or without first or contemporaneously suing each other persons, or otherwise seeking or proceeding to collect from them.

      Given under the hand and seal of the undersigned, this 25th day of September, 1998.

                                               /s/ Sidney Wildes
                                               ---------------------------(L.S.)
                                               Sidney Wildes

Dec 03, 1999 11:30 AM    International Press & Shear, Inc.                Page 1

                   ACCOUNTS PAYABLE SUMMARY AGED TRIAL BALANCE

As of 12/03/99 - Aged by Invoice Date

-----------VENDOR--------------------------  --------------AGED INVOICE AMOUNT OUTSTANDING-------------    VALID
NAME                                NUMBER      CURRENT       30 DAYS        60 DAYS        90+ DAYS      DISCOUNTS  AMOUNT DUE

ABC FIRE EQUIPMENT COMPANY          6000426       456.78           .00            .00            .00        .00          456.78

ASF FREIGHT SYSTEM INC.             6000372       571.16        107.36            .00            .00        .00          678.52

ACE ELECTRIC SUPPLY CO              6000023     2,805.75     10,832,20       3,801.36      22,876.29        .00       40,315.60

ACE HARDWARE                        6000024          .00        177.58         286.32          73.23        .00          537.13

AIR DRO CYLINDERS INC               6000009    11,820.00      8,859.58      16,195.75      18,403.66        .00       55,278.99

ALLTEL MOBILE                       6000055          .00        176,79            .00            .00        .00          176.79

ALTAMAHA OIL COMPANY INC            6000056       261.55        470.63            .00            .00        .00          732.18

AMERICAN INDUSTRIAL                 6000570       202.50           .00            .00            .00        .00          202.50

AMERICAN SHEAR KNIFE DIVISION       6000571          .00           .00            .00       4,950.00        .00        4,950.00

APPLING AUTO PARTS                  6000051          .00         19.87         165.00         244.20        .00          429.07

APPLING CO TAX COMMISSIONER         6000080          .00      4,020.60            .00            .00        .00        4,020.60

APPLING COUNTY HIGH SCHOOL          6000621        30.00           .00            .00            .00        .00           30.00

APPLING HEALTHCARE SYSTEM           6000025          .00           .00          30.00         265.50        .00          295.50

ASHLAND CHEMICAL CO.                6000599          .00           .00         495.00            .00        .00          495.00

AT&T - (9001309)                    6000805     2,690.14           .00            .00            .00        .00        2,690.14

AT&T - (9001310)                    6000789       151.65           .00            .00            .00        .00          151.65

ATLANTA BALING COMPANY              6000764          .00           .00            .00      30,750.00        .00       30,750.00

ATLANTA GAS LIGHT COMPANY           6000625          .00        205.97            .00            .00        .00          205.97

ATLANTA LABEL CORP                  6000346          .00           .00            .00         645.85        .00          645.85

B & B INDUSTRIAL SALES, INC.        6000748       173.78        113.48            .00            .00        .00          287.26

B-RIGHT TRUCKING COMPANY            6000777          .00      1,785.00       5,318.00            .00        .00        7,103.00

B-SQUARE RECYCLING AND RECOVER      6000360         6.00           .00          56.00            .00        .00           62.00

BALDOR ELECTRIC COMPANY             6000057          .00      3,379.21       3,920.52       9,799.95        .00       17,099.63

BELL SOUTH                          6000356     1,228.72      1,363.77            .00            .00        .00        2,592.49

BELL SOUTH NOBILITY                 6000727        53.66           .00            .00            .00        .00           53.66

BOB'S WHOLESALE SUPPLY, INC         6000028          .00        613.14            .00            .00        .00          613.14

BOYKIN ERECTORS, INC                6000070          .00           .00            .00       2,190.00        .00        2,190.00

                                   EXHIBIT F

Dec 03, 1999                                                              Page 2

                   ACCOUNTS PAYABLE SUMMARY AGED TRIAL BALANCE

As of 12/03/99 - Aged by Invoice Date

-----------VENDOR--------------------------  --------------AGED INVOICE AMOUNT OUTSTANDING-------------    VALID
NAME                                NUMBER      CURRENT       30 DAYS        60 DAYS        90+ DAYS      DISCOUNTS  AMOUNT DUE

BSE RECYCLING WORKS, CORP.          6000919          .00           .00            .00         213.75        .00          213.75

C & C RECYCLING EQUIPMENT, INC      6000674       252.28CR    1,600.00       1,425.00       1,500.00        .00        4,272.72

CELLULAR ONE                        6000786        27.89           .00            .00            .00        .00           27.89

CENTURY MARKETING                   6000921       483.04           .00            .00            .00        .00          483.04

CHAMBER OF COMMERCE                 6000656       305.00           .00            .00            .00        .00          305.00

CHATHAM STEEL                       6000007          .00           .00            .00    5,018,58           .00        5,018.58

CITICORP DEALER LEASE, INC.         6000850          .00        508.61            .00            .00        .00          508.61

CITY OF BAXLEY                      6000586       129.24           .00            .00            .00        .00          129.24

CITY OF BAXLEY TAX DEPARTMENT       6000766          .00      3,078.54            .00            .00        .00        3,078.54

CITY OF CORDELE                     6000545          .00         48.09            .00            .00        .00           48.09

COLLINS COMPANY                     6000488          .00           .00            .00       4,250.00        .00        4,250.00

COLUMBUS McKINNON CORPORATION       6000101          .00           .00       1,562.40            .00        .00        1,562.40

COMMERCIAL PLASTICS & SUPPLY        6000738          .00        437.50            .00         500.62        .00          938.12

CONSOLIDATED FREIGHTWAYS            6000902          .00        121.96            .00          46.00        .00          167.96

CRISP COUNTY TAX COMMISSIONER       6000759          .00        122.32            .00            .00        .00          122.32

CROSS                               6000351          .00           .00            .00          57.00        .00           57.00

CUSTOM SEAL COMPANY                 6000463          .00        103.08          62.85         264.35        .00          430.28

D.R.C., INCORPORATED                6000903          .00      3,137.24            .00            .00        .00        3,137.24

DONNIE LEWIS TIRE & BLAKE           6000654          .00        147.05            .00          40.09        .00          187.14

DYNAMIC COMPUTER SYSTEMS            6000085          .00        341.34            .00            .00        .00          341.34

EFECTOR, INC.                       6000893          .00      2,800.21            .00       1,848.48        .00        4,648.69

FEDEX                               6000059        45.00           .00            .00            .00        .00           45.00

FERRO UNION SOUTHEAST, INC.         6000915     3,260.62      2,224.90            .00            .00        .00        5,485.52

FLUID POWER COMPONETS               6000052        38.40      3,502.56       3,112.99       2,938.02        .00        9,591.97

FULGHUM DRUGS                       6000567          .00         14.41            .00            .00        .00           14.41

GEORGIA POWER                       6000032     2,009.27           .00            .00            .00        .00        2,009.27

H.K.L. CONSTRUCTORS                 6000802          .00     10,803.75            .00            .00        .00       10,803.75

HANSON, RANDY                       6000775          .00         66.40            .00            .00        .00           66.40

Dec 03, 1999                                                              Page 3

                   ACCOUNTS PAYABLE SUMMARY AGED TRIAL BALANCE

As of 12/03/99 - Aged by Invoice Date

-----------VENDOR--------------------------  --------------AGED INVOICE AMOUNT OUTSTANDING-------------    VALID
NAME                                NUMBER      CURRENT       30 DAYS        60 DAYS        90+ DAYS      DISCOUNTS  AMOUNT DUE

HEAVEN'S LIGHT                      6000906          .00         21.49            .00            .00        .00           21.49

HITACHI MAXCO, LTD.                 6000739        54.12        599.18            .00            .00        .00          653.30

HOLIDAY INN EXPRESS                 6000720        57.72           .00         586.08            .00        .00          643.80

HOLOX LTD, BAXLEY                   6000034       312.70      2,455.90       7,421.18       1,522.51        .00       11,712.29

HUE CITY                            6000910          .00           .00         165.93            .00        .00          165.93

HUGH D. JAEGER, P.A.                6000667          .00           .00         275.61            .00        .00          275.61

IKON OFFICE SOLUTIONS               6000542          .00         40.78            .00            .00        .00           40.78

IOS CAPITAL                         6000574       290.49        290.49            .00            .00        .00          580.98

J K MILES CONSTRUCTION INC          6000102          .00        175.00            .00            .00        .00          175.00

J.H. HARVEYS # 28                   6000431       183.27        310.41           8.76            .00        .00          502.44

JLJ CONSULTING                      6000895       902.40         95.02            .00            .00        .00          997.42

KENNICKELL PRINTING COMPANY         6000711          .00           .00         428.73            .00        .00          428.73

L&P FINANCIAL SERVICES              6000361          .00     17,760.00            .00            .00        .00       17,760.00

L.H. BASS & SONS ELECT. CO.         6000550          .00           .00         835.00            .00        .00          835.00

LHA PRODUCTS                        6000740          .00        293.29         972.42       2,545.59        .00        3,811.30

MACON SUPPLY                        6000435        50.69      2,536.24            .00            .00        .00        2,586.93

KAGNALOY COUPLING                   6000635        82.38        134.53         148.09            .00        .00          365.00

MARMON/KEYSTONE CORP                6000447          .00        940.47            .00            .00        .00          940.47

MORRIS MACHINE & WELDING            6000065          .00           .00          18.70            .00        .00           18.70

O'NEAL STEEL INC                    6000066          .00     24,159.42      16,175.98      33,714.97        .00       74,050.37

RAPID FREIGHT RECOVERY, INC.        ONETIME          .00           .00          32.31            .00        .00           32.31

SEBRIGHT WEST, INC                  ONETIME          .00           .00         135.00            .00        .00          135.00

ORTON                               6000125          .00     12,049.00         895.20      20,000.00        .00       32,944.20

PITNEYWORKS                         6000840        43.41           .00            .00            .00        .00           43.41

POBLETE & POBLETE, KD, PC           6000035          .00           .00          80.00            .00        .00           80.00

PRECISION PRODUCTS INC              6000104       450.50      3,406.00       1,750.00       2,161.20        .00        7,767.70

PUMPING SYSTEMS INC                 6000350          .00        409.70         290.85            .00        .00          700.55

QUALITY MACHINE COMPANY, INC.       6000828          .00           .00            .00         148.22        .00          148.22

Dec 03, 1999                                                              Page 4

                   ACCOUNTS PAYABLE SUMMARY AGED TRIAL BALANCE

As of 12/03/99 - Aged by Invoice Date

-----------VENDOR--------------------------  --------------AGED INVOICE AMOUNT OUTSTANDING-------------    VALID
NAME                                NUMBER      CURRENT       30 DAYS        60 DAYS        90+ DAYS      DISCOUNTS  AMOUNT DUE

R & S INDUSTRIAL SUPPLY             6000006       606.40CR      191.54         758.15         564.78        .00          908.07

RECYCLING EQUIPMENT SERV INC        6000075          .00           .00            .00       9,200.00        .00        9,200.00

RECYCLING TODAY MEDIA GROUP         6000687          .00        860.20            .00            .00        .00          860.20

RELIANCE ELECTRIC                   6000378          .00           .00            .00      15,236.32        .00       15,236.32

RESOURCE EQUIPMENT CO.              6000608          .00           .00            .00         385.00        .00          385.00

RIKES TRACTOR & EQUIPMENT, INC      6000039          .00         45.77         106.68         800.00        .00          952.45

ROSSER, F.F.                        6000097        89.93           .00            .00            .00        .00           89.93

SANTEE WIRE PRODUCTS, INC.          6000478     2,785.00           .00       2,785.00            .00        .00        5,570.00

SCRAP                               6000707          .00           .00            .00         752.25        .00          752.25

SEABURY & SMITH                     6000887       513.42           .00            .00            .00        .00          513.42

SHERWIN WILLAIMS                    6000008          .00           .00            .00         776.00        .00          776.00

SIKES PROPANE, INC                  6000041        41.85        108.60          87.69         137.50        .00          375.64

SOLID WASTE EQUIPMENT CO., INC      6000607          .00           .00            .00         413.21        .00          413.21

SOUTH GEORGIA MACH. & FAB.          6000368          .00           .00       1,905.45         151.50        .00        2,056.95

SOUTHEASTERN BUSINESS MACHINES      1000141          .00        200.34         270.34         200.34        .00          671.02

SOUTHEASTERN FREIGHT LINES INC      6000068       304.25      1,144.74         492.53            .00        .00        1,941.52

SOUTHERN INDUSTRIAL PRDCTS INC      6000047          .00        310.65         130.78          62.27        .00          503.70

SPELL EXTERMINATING SERVICE         6000501          .00         60.00          30.00            .00        .00           90.00

SUNTRUST (VISA)                     6000698     3,062.98           .00            .00            .00        .00        3,062.98

TRANS METRICS, INC.                 6000352          .00        424.35         849.00            .00        .00        1,273.35

TRIPLE H SPECIALTY CO., INC.        6000510          .00        150.05         113.20            .00        .00          263.25

UNDERWRITERS LABORATORIES INC       6000044          .00           .00         306.25            .00        .00          306.25

UNITED PARCEL SERVICE               6000011          .00      1,133.13            .00            .00        .00        1,133.13

VIP PRINTING & OFFICE SUPPLIES      6000045          .00         79.65          81.47         190.57        .00          351.69

WILDES, FORREST                     6000394     2,030.52        232.35       4,186.51       7,500.66        .00       13,950.04

WILDES, SIDNEY                      6000393       474.16      1,806.07       2,301.32       3,512.84        .00        8,094.39

                         TOTALS :              37,621.26    133,607.50      81,055.40     206,851.30        .00      459,135.46

                      -------------------------------------
                                      IPS

                               CUSTOMER DEPOSITS
                      -------------------------------------

                                                                        11/30/99
                                                                        --------

-------------------------------------------------------------------------------------------------------
                            11/30/99            ADDITIONS                  REDUCTIONS
-------------------------------------------------------------------------------------------------------
CUSTOMER                    BEG. BAL.       DATE          AMOUNT        DATE      AMOUNT     END. BAL.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Paradise Solid Waste
-------------------------------------------------------------------------------------------------------
Phoenix Systems                -          11/30/1999    143,884.00                           143,884.00
-------------------------------------------------------------------------------------------------------
Dominion Metal            150,000.00                                                         150,000.00
-------------------------------------------------------------------------------------------------------
Vantage Equipment          16,717.45                                                          16,717.45
-------------------------------------------------------------------------------------------------------
Resource Equipment         57,950.00                                                          57,950.00
-------------------------------------------------------------------------------------------------------
Midwest Recycling          51,023.75                                                          51,023.75
-------------------------------------------------------------------------------------------------------
BSE                        14,556.25                                                          14,556.25
-------------------------------------------------------------------------------------------------------
Evergreen Nylon            51,581.75                                                          51,581.75
-------------------------------------------------------------------------------------------------------
Ptarmigan                  71,131.23                                                          71,131.23
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
TOTAL:                    466,989.18                    143,884.00                          $556,844.43
-------------------------------------------------------------------------------------------------------